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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

COMMERCIAL VEHICLE GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

COMMERCIAL VEHICLE GROUP, INC.
6530 West Campus Oval
New Albany, Ohio 43054
Telephone: (614) 289-5360

April 24, 2007

Dear Stockholder:

You are cordially invited to attend our 2007 Annual Meeting of Stockholders, which will be held on Tuesday, May 22, 2007, at 1:00 p.m. (Eastern Time) at New Albany Country Club, One Club Lane, New Albany, OH 43054. With this letter, we have enclosed a copy of our 2006 Annual Report on Form 10-K, notice of annual meeting of stockholders, proxy statement and proxy card. These materials provide further information concerning the annual meeting. If you would like another copy of the 2006 Annual Report, please contact Chad M. Utrup, Chief Financial Officer, and one will be mailed to you.

At this year’s annual meeting, the agenda includes the election of certain directors, approval of our Second Amended and Restated Equity Incentive Plan and a proposal to ratify the appointment of our independent registered public accounting firm. The Board of Directors recommends that you vote FOR election of the slate of nominees for directors, FOR our Second Amended and Restated Equity Incentive Plan and FOR ratification of appointment of the independent registered public accounting firm. We will also report on current business conditions and our recent developments. Members of the Board of Directors and our executive officers will be present to discuss the affairs of the Company and to answer any questions you may have.

It is important that your shares be represented and voted at the annual meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure your shares will be represented. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

We look forward to seeing you at the annual meeting.

Sincerely,

Mervin Dunn
President and Chief Executive Officer

COMMERCIAL VEHICLE GROUP, INC.
6530 West Campus Oval
New Albany, Ohio 43054
Telephone: (614) 289-5360

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 22, 2007
1:00 p.m. Eastern Time

The 2007 Annual Meeting of Stockholders of Commercial Vehicle Group, Inc. will be held on Tuesday, May 22, 2007, at 1:00 p.m. (Eastern Time), at New Albany Country Club, One Club Lane, New Albany, OH 43054.

The annual meeting is being held for the following purposes:

1.	To elect three Class III Directors to serve until the annual meeting of stockholders in 2010 and until their successors are duly elected and qualified or until their earlier removal or resignation (the Board of Directors recommends a vote FOR the nominees named in the attached proxy statement proposal);

2.	To approve our Second Amended and Restated Equity Incentive Plan (the Board of Directors recommends a vote FOR this proposal);

3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Commercial Vehicle Group, Inc. for the fiscal year ending December 31, 2007 (the Board of Directors recommends a vote FOR this proposal); and

4.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

These items are fully discussed in the following pages, which are made part of this notice. Only stockholders of record at the close of business on March 30, 2007, will be entitled to vote at the annual meeting.

Enclosed with this Notice of Annual Meeting of Stockholders is a proxy statement, related proxy card with a return envelope and our 2006 Annual Report on Form 10-K. The 2006 Annual Report on Form 10-K contains financial and other information that is not incorporated into the proxy statement and is not deemed to be a part of the proxy soliciting material.

By Order of the Board of Directors

Chad M. Utrup
Chief Financial Officer

April 24, 2007

Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person if they so desire.

COMMERCIAL VEHICLE GROUP, INC.

QUESTIONS AND ANSWERS ABOUT VOTING

Q:	Why did you send me this proxy statement?

A:	This proxy statement is being sent to you because our Board of Directors is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders. This proxy statement includes information required to be disclosed to you in connection with our solicitation of proxies in connection with the annual meeting. Stockholders of record as of the close of business on March 30, 2007 are entitled to vote. This proxy statement and the related proxy card are first being sent on or about April 24, 2007 to those persons who are entitled to vote at the annual meeting.

Q:	How many votes do I have?

A:	Each share of our common stock that you own entitles you to one vote.

Q:	How do I vote?

A:	You can vote on matters presented at the annual meeting in three ways:

1. You can vote by filling out, signing and dating your proxy card and returning it in the enclosed envelope, OR

2. You can vote over the internet or by telephone, OR

3. You can attend the annual meeting and vote in person.

Q:	How do I vote by proxy?

A:	If you properly fill out your proxy card and send it to us in time to vote, your shares will be voted as you have directed. If you do not specify a choice on your proxy card, the shares represented by your proxy card will be voted for the election of all nominees, for our Second Amended and Restated Equity Incentive Plan and for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2007 fiscal year.

Whether or not you plan to attend the annual meeting, we urge you to complete, sign, date and return your proxy card in the enclosed envelope. Returning the proxy card will not affect your right to attend the annual meeting and vote in person.

Q:	How do I vote in person?

A:	If you attend the annual meeting, we will give you a ballot when you arrive.

Q:	If my shares are held in “street name” by my broker, will my broker vote my shares for me?

A:	Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:	Can I change my vote or revoke my proxy after I have mailed my proxy card?

A:	You can change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice to the Chief Financial Officer at our headquarters stating that you would like to revoke your proxy. Second, you can complete and submit a new proxy card. Third, you can attend the annual meeting and vote in person. Simply attending a meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you received from your broker to change your vote.

Q:	Will there be any matters voted upon at the annual meeting other than those specified in the Notice of Annual Meeting?

A:	Our management does not know of any matters other than those discussed in this proxy statement that will be presented at the annual meeting. If other matters are properly brought before the meeting and we do not have notice of these matters within a reasonable time prior to the annual meeting, all proxies will be voted in accordance with the recommendations of management.

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Q:	How are votes counted?

A:	Stockholders of record of our common stock as of the close of business on March 30, 2007 are entitled to vote at the annual meeting. As of March 30, 2007, there were 21,715,503 shares of common stock outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote on each matter to come before the annual meeting.

Under Delaware law, if you have returned a valid proxy or attend the meeting in person, but abstain from voting, your stock will nevertheless be treated as present and entitled to vote. Your stock, therefore, will be counted in determining the existence of a quorum and, even though you have abstained from voting, will have the effect of a vote against any matter requiring the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting, such as the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2007 fiscal year.

Under Delaware law, “broker non-votes” are also counted for purposes of determining whether a quorum is present, but are not counted in determining whether a matter requiring a majority of the shares present and entitled to vote has been approved or whether a plurality of the vote of the shares present and entitled to vote has been cast.

Q:	How are proxies being solicited and who pays for the solicitation of proxies?

A:	Initially, we will solicit proxies by mail. Our directors, officers and employees may also solicit proxies in person or by telephone without additional compensation. We will pay all expenses of solicitation of proxies.

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PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Commercial Vehicle Group, Inc., a Delaware corporation (“CVG”), of proxies for use in voting at the Annual Meeting of Stockholders scheduled to be held on May 22, 2007 and at any postponement or adjournment thereof. This Proxy Statement and the related proxy card are being mailed to holders of our common stock, commencing on or about April 24, 2007. References in this Proxy Statement to “Company,” “we,” “our” or “us” refer to CVG, unless otherwise noted.

Voting and Revocability of Proxies

When proxies are properly dated, executed and returned, the shares they represent will be voted as directed by the stockholder on all matters properly coming before the annual meeting.

Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted:

1.	FOR the nominees for directors named in this Proxy Statement; and

2.	FOR the approval of the Second Amended and Restated Equity Incentive Plan; and

3.	FOR the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for 2007 in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes.

In addition, if other matters come before the annual meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

Returning your completed proxy will not prevent you from voting in person at the annual meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to our Chief Financial Officer prior to the annual meeting or by submission of a later-dated proxy.

At the annual meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the stockholders’ voting. The presence of a quorum is required to transact the business proposed to be transacted at the annual meeting. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute the necessary quorum for any business to be transacted at the annual meeting. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), properly executed proxies marked “abstain” as well as proxies held in street name by brokers that are not voted on all proposals to come before the annual meeting (“broker non-votes”), will be considered “present” for the purposes of determining whether a quorum has been achieved at the annual meeting.

The three nominees for director receiving the greatest number of votes cast at the annual meeting in person or by proxy shall be elected. Consequently, any shares of common stock present in person or by proxy at the annual meeting but not voted for any reason have no impact in the election of directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the annual meeting require the favorable vote of a majority of the shares entitled to vote at the meeting either in person or by proxy. Stockholders have no right to cumulative voting as to any matter, including the election of directors. If any proposal at the annual meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under the DGCL and, therefore, have the effect of a vote against such proposal. Broker non-votes in respect to any proposal are not counted for purposes of determining whether such proposal has received the requisite approval under the DGCL.

Record Date and Share Ownership

Only stockholders of record of the common stock on our books at the close of business on March 30, 2007 will be entitled to vote at the annual meeting. On that date, we had 21,715,503 shares of common stock outstanding. A list of our stockholders will be open to the examination of any stockholders, for any purpose germane to the meeting, at our headquarters for a period of ten (10) days prior to the meeting. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board currently consists of seven directors and is divided into three classes and the term of each class expires in a different year. At the annual meeting, three directors are to be elected as members of Class III to serve until the annual meeting in 2010 and until their successors are elected and qualified or until their earlier removal or resignation. The Board has nominated three nominees set forth below, each of whom has agreed to serve as a director if elected and each of whom has been nominated by the Nominating and Corporate Governance Committee. Each nominee currently serves as a director of CVG. In the event any nominee is unable or unwilling to serve as a director at the time of the annual meeting (which events are not anticipated), the persons named on the enclosed proxy card may substitute another person as a nominee or may add or reduce the number of nominees to such extent as they shall deem advisable.

Subject to rights of holders of any series of preferred stock to fill newly created directorships or vacancies, any newly created directorships resulting from an increase in the authorized number of directors or any vacancies on the Board resulting from death, resignation, disqualification or removal for cause shall be filled by the Board provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director.

Information regarding our director nominees and our directors not subject to reelection at the annual meeting is set forth below:

Name	Age	Position

Scott D. Rued(4)	50	Chairman and Director
Mervin Dunn	53	President, Chief Executive Officer and Director
Scott C. Arves(1)(2)(4)	50	Director
David R. Bovee(2)(3)(4)	57	Director
Robert C. Griffin(1)(2)(3)(4)	59	Director
S.A. Johnson	66	Director
Richard A. Snell(1)(3)(4)	65	Director

(1)	Member of the Compensation Committee.

(2)	Member of the Audit Committee.

(3)	Member of the Nominating and Corporate Governance Committee.

(4)	Independent Director as defined in Rule 4200(a)(15) of the NASDAQ marketplace rules.

There are no family relationships between or among any of our directors or executive officers. Stock ownership information is shown under the heading “Security Ownership of Certain Beneficial Owners and Management” and is based upon information furnished by the respective individuals.

Class III Directors — Director Nominees

Scott C. Arves has served as a Director since July 2005. Since January 2007, Mr. Arves has served as President and Chief Executive Officer of Transport America, a truckload, intermodal and logistics provider. Prior to joining Transport America, Mr. Arves was President of Transportation for Schneider National, Inc., a provider of transportation, logistics and related services, from May 2000 to July 2006.

Robert C. Griffin has served as a Director since July 2005. Mr. Griffin has held numerous positions of responsibility in the financial sector, including Head of Investment Banking, Americas and Management Committee Member for Barclay’s Capital from 2000 to 2002, and prior to that as the Global Head of Financial Sponsor Coverage for Bank of America Securities from 1998 to 2000 and Group Executive Vice President of

Bank of America from 1997 to 1998. Mr. Griffin also currently serves as a Director of Builders FirstSource, Inc.

Richard A. Snell has served as a Director since August 2004. Mr. Snell has served as Chairman and Chief Executive Officer of Qualitor, Inc. since May 2005 and as an Operating Partner at Thayer Capital Partners since 2003. Prior to joining Thayer Capital Partners, Mr. Snell was a consultant from 2000 to 2003 and prior thereto, served as Chairman and Chief Executive Officer of Federal-Mogul Corporation, an automotive parts manufacturer, from 1996 to 2000. In October 2001, when Mr. Snell was no longer affiliated with that company, Federal Mogul-Corporation filed a voluntary petition for reorganization under the federal bankruptcy laws. Prior to joining Federal-Mogul Corporation, Mr. Snell served as Chief Executive Officer at Tenneco Automotive, also an automotive parts manufacturer. Mr. Snell also currently serves as a Director of Schneider National, Inc.

Directors Continuing in Office

Class I Directors

David R. Bovee has served as a Director since October 2004. Mr. Bovee served as Vice President and Chief Financial Officer of Dura Automotive Systems, Inc. (“Dura”) from January 2001 to March 2005 and from November 1990 to May 1997. In October 2006, when Mr. Bovee was no longer affiliated with that company, Dura filed a voluntary petition for reorganization under the federal bankruptcy laws. From May 1997 until January 2001, Mr. Bovee served as Vice President of Business Development. Mr. Bovee also served as Assistant Secretary for Dura. Prior to joining Dura, Mr. Bovee served as Vice President at Wickes in its Automotive Group from 1987 to 1990.

Scott D. Rued has served as a Director since February 2001 and Chairman since April 2002. Since August 2003, Mr. Rued has served as a Managing Partner of Thayer Capital Partners (“Thayer”). Prior to joining Thayer, Mr. Rued served as President and Chief Executive Officer of Hidden Creek Industries (“Hidden Creek”) from May 2000 to August 2003. From January 1994 through April 2000, Mr. Rued served as Executive Vice President and Chief Financial Officer of Hidden Creek. Mr. Rued also serves as a Director of Suntron Corporation.

The terms of Messrs. Bovee and Rued expire at the 2008 Annual Meeting.

Class II Directors

Mervin Dunn has served as a Director since August 2004 and as our President and Chief Executive Officer since June 2002, and prior thereto served as the President of Trim Systems, commencing upon his joining us in October 1999. From 1998 to 1999, Mr. Dunn served as the President and Chief Executive Officer of Bliss Technologies, a heavy metal stamping company. From 1988 to 1998, Mr. Dunn served in a number of key leadership roles at Arvin Industries, including Vice President of Operating Systems (Arvin North America), Vice President of Quality, and President of Arvin Ride Control. From 1985 to 1988, Mr. Dunn held several key management positions in engineering and quality assurance at Johnson Controls Automotive Group, an automotive trim company, including Division Quality Manager. From 1980 to 1985, Mr. Dunn served in a number of management positions for engineering and quality departments of Hyster Corporation, a manufacturer of heavy lift trucks.

S.A. (“Tony”) Johnson has served as a Director since September 2000. Mr. Johnson is currently a Managing Partner of OG Partners, a private industrial management company, and has served in that capacity since 2004. Mr. Johnson served as the Chairman of Hidden Creek from May 2001 to May 2004 and from 1989 to May 2001 was its Chief Executive Officer and President. Prior to forming Hidden Creek, Mr. Johnson served from 1985 to 1989 as Chief Operating Officer of Pentair, Inc., a diversified industrial company. Mr. Johnson also currently serves as Chairman and a Director of Tower Automotive, Inc. and Cooper-Standard Automotive, Inc.

The terms of Messrs. Dunn and Johnson expire at the 2009 Annual Meeting.

Corporate Governance

Independence of Directors

The Board of Directors has determined that Messrs. Arves, Bovee, Griffin, Rued and Snell are “independent” directors, as independence is defined in Rule 4200(a)(15) of the NASDAQ Stock Market LLC (NASDAQ) marketplace rules. The Board has not adopted categorical standards in making its determination of independence and instead relies on standards set forth in the NASDAQ marketplace rules. Each member of the Audit Committee of the Board meets the heightened independence standards required for audit committee members under the NASDAQ marketplace rules and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Meetings of the Board and its Committees.  The Board held four meetings during fiscal 2006. The Board currently has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each director is expected to attend each meeting of the Board and those committees on which he serves. In addition to meetings, the Board and its committees review and act upon matters through written consent procedures. Each of the directors attended 75% or more of the total number of meetings of the Board and those committees on which he served during the last fiscal year (during the periods that he served).

Audit Committee.  Our Audit Committee is comprised of Messrs. Arves, Bovee (Chairman) and Griffin, of whom all are independent under the heightened independence standard required for audit committee members by the NASDAQ marketplace rules and Rule 10A-3 under the Exchange Act. Mr. Bovee has been named as our “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K. The Audit Committee is responsible for: (1) the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing and issuing an audit report; (2) reviewing the independence of the independent registered public accounting firm and taking, or recommending that our Board of Directors take, appropriate action to oversee their independence; (3) approving, in advance, all audit and non-audit services to be performed by the independent registered public accounting firm; (4) overseeing our accounting and financial reporting processes and the audits of our financial statements; (5) establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal control or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (6) engaging independent counsel and other advisors as the Audit Committee deems necessary; (7) determining compensation of the independent registered public accounting firm, compensation of advisors hired by the Audit Committee and ordinary administrative expenses; (8) reviewing and assessing the adequacy of our formal written charter on an annual basis; and (9) handling such other matters that are specifically delegated to the audit committee by our Board of Directors from time to time. Our Board of Directors adopted a written charter for our Audit Committee, which is posted on our web site at www.cvgrp.com. Deloitte & Touche LLP currently serves as our independent registered public accounting firm. The Audit Committee met eight times during fiscal 2006.

Compensation Committee.  Our Compensation Committee is comprised of Messrs. Arves, Griffin and Snell (Chairman), of whom, all are independent, as independence is defined by Rule 4200(a)(15) of the NASDAQ marketplace rules. The Compensation Committee is responsible for: (1) determining, or recommending to our Board of Directors for determination, the compensation and benefits of all of our executive officers; (2) reviewing our compensation and benefit plans to ensure that they meet corporate objectives; (3) administering our stock plans and other incentive compensation plans; and (4) such other matters that are specifically delegated to the Compensation Committee by our Board of Directors from time to time. Our Board of Directors adopted a written charter for our Compensation Committee, which is posted on our web site at www.cvgrp.com. The Compensation Committee met six times during fiscal 2006.

Compensation Committee Interaction with Compensation Consultants.  The Compensation Committee retained the Hay Group in the first part of 2006 to provide input to decisions regarding executive compensation programs for our named executive officers. During 2006, the Compensation Committee engaged Pearl Meyer & Partners (“PM&P”) to assist with its review of the compensation programs for our executive officers and the preparation of various aspects of this proxy statement. Both consultants worked for the Compensation Committee during 2006, with PM&P replacing the Hay Group in October 2006.

Although the Compensation Committee retains PM&P, PM&P interacts with our executive officers when necessary and appropriate. In addition, PM&P seeks input and feedback from the executive officers regarding its consulting work product prior to presentation to the Compensation Committee, in order to confirm consistency with our business strategy and performance goals.

Compensation Committee Interaction With Management.  Certain of our executive officers, including the Chief Executive Officer, Chief Financial Officer and Vice President of Human Resources, may from time to time attend Compensation Committee meetings when executive compensation, company performance, team performance and individual performance are discussed and evaluated by Compensation Committee members. The executive officers are asked for their insights, ideas and recommendations on executive compensation matters during these meetings or at other times, and also provide updates on financial performance, mergers and acquisitions, industry status and other factors that may impact executive compensation. The Compensation Committee Chairman, together with the Board Chairman, met with the Chief Executive Officer in early 2007 to review his performance for 2006, based on a performance appraisal completed by all of the Board members. In addition, the Compensation Committee Chairman met with the Chief Executive Officer in 2006 to discuss his compensation package. However, only independent Compensation Committee members make decisions on executive compensation and vote on compensation matters for executive officers.

Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee consists of Messrs. Bovee, Griffin (Chairman) and Snell, of whom, all are independent, as independence is defined by Rule 4200(a)(15) of the NASDAQ marketplace rules. The Nominating and Corporate Governance Committee is responsible for: (1) selecting, or recommending to our Board of Directors for selection, nominees for election to our Board of Directors; (2) making recommendations to our Board of Directors regarding the size and composition of the Board, committee structure and makeup and retirement procedures affecting Board members; (3) monitoring our performance in meeting our obligations of fairness in internal and external matters and our principles of corporate governance; and (4) such other matters that are specifically delegated to the Nominating and Corporate Governance Committee by our Board of Directors from time to time. Our Board of Directors adopted a written charter for our Nominating and Corporate Governance Committee, which is posted on our web site at www.cvgrp.com. The Nominating and Corporate Governance Committee met two times during fiscal 2006.

The Nominating and Corporate Governance Committee will consider as potential nominees individuals properly recommended by stockholders. Recommendations concerning individuals proposed for consideration by the Nominating and Corporate Governance Committee should be addressed to Chad M. Utrup, Chief Financial Officer, Commercial Vehicle Group, Inc., 6530 West Campus Oval, New Albany, Ohio 43054. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected. Stockholders who themselves wish to effectively nominate a person for election to the Board of Directors, as contrasted with recommending a potential nominee to the Nominating and Corporate Governance Committee for its consideration, are required to comply with the advance notice and other requirements set forth in our by-laws.

The Nominating and Corporate Governance Committee has used, to date, an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by the Nominating and Corporate Governance Committee and the Board of Directors. Generally, candidates have significant industry experience and have been known to one or more of the Board members. As noted above, the Nominating and Corporate Governance Committee considers properly submitted stockholder recommendations for candidates for the Board. The Nominating and Corporate Governance Committee has established criteria that identify desirable experience for prospective Board members, including experience as a senior officer in a public or substantial private company, breadth of knowledge about issues affecting CVG or its industry and expertise in finance, logistics, manufacturing or marketing. Desired personal attributes for prospective Board members include integrity and sound ethical character, absence of legal or regulatory impediments, absence of conflicts of interest, demonstrated track record of achievement, ability to act in an oversight capacity, appreciation for the issues confronting a public company, adequate time to devote to the Board and its committees and willingness to assume broad/fiduciary responsibilities on behalf of all stockholders. The Nominating and Corporate Governance Committee does not evaluate potential nominees for director differently based on whether they are recommended to the Nominating and Corporate Governance Committee by officers or directors of CVG or by a stockholder.

Stockholders and other interested parties may communicate with the Board of Directors, including the independent directors, by sending written communications to the directors c/o Chad M. Utrup, Chief Financial Officer, Commercial Vehicle Group, Inc., 6530 West Campus Oval, New Albany, Ohio 43054. All such communications will be forwarded to the directors.

The Board of Directors has a policy of expecting members of the Board of Directors to attend the annual meetings of stockholders. All of the directors attended the 2006 Annual Meeting of Stockholders.

Company Code of Ethics.  The Board has adopted a Code of Ethics that applies to the Company’s directors, officers and employees. A copy of the Code of Ethics is posted on our web site at www.cvgrp.com. If we waive any provision of our Code of Ethics or change the Code of Ethics, we will disclose that fact on our website within four business days.

Insider Trading Policy.  In connection with our initial public offering, we adopted a corporate policy regarding insider trading and Section 16 reporting that applies to our directors, executive officers and employees. This policy prohibits trading in our common stock under certain circumstances, including while in possession of material, non-public information about us.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.

Vote Required

The three persons receiving the highest number of FOR votes represented by shares present in person or represented by proxy at the annual meeting will be elected.

PROPOSAL NO. 2 — APPROVAL OF THE SECOND AMENDED AND
RESTATED EQUITY INCENTIVE PLAN

The Board has approved for submission to a vote of our stockholders our Second Amended and Restated Equity Incentive Plan, reflecting amendments to our Amended and Restated Equity Incentive Plan. Initially, an aggregate of 1,000,000 shares of our common stock were reserved for issuance under the Amended and Restated Equity Incentive Plan. We are now seeking stockholder approval to further amend the plan to increase the number of shares of common stock that may be issued under the plan from 1,000,000 shares to 2,000,000 shares, as well as certain other amendments to the plan.

In addition to the increase in shares available for awards under the plan, there are several additional amendments reflected in the Second Amended and Restated Equity Incentive Plan, including:

•	Reload stock options may no longer be granted to a participant who exercises a stock option and pays all or part of the exercise price with shares of our common stock.

•	The Compensation Committee no longer has discretion under the plan to permit holders of awards to surrender outstanding awards in order to exercise or realize rights under other awards, or in exchange for the grant of new awards, or to require holders of awards to surrender outstanding awards as a condition to the grant of new awards under the plan.

•	There is now an express prohibition on stock option repricing.

•	When stock appreciation rights (SARs) are exercised, the full number of shares covered by the SAR, rather than the actual number of shares distributed, will be counted as issued under the plan.

These amendments are reflected in the Second Amended and Restated Equity Incentive Plan attached as Appendix A to this proxy statement.

As of March 30, 2007, options to purchase an aggregate of 515,850 shares of common stock, at an exercise price of $15.84 per share, were outstanding under the Amended and Restated Equity Incentive Plan. As of March 30, 2007, 396,400 shares of common stock had been granted as restricted stock awards under the Amended and Restated Equity Incentive Plan. As of March 30, 2007, 84,549 shares remained available for issuance under the Amended and Restated Equity Incentive Plan. If stockholders approve the Second Amended and Restated Equity Incentive Plan, the number of shares of common stock remaining available for issuance under the plan would increase to 1,084,549 shares.

The Board believes that it is in our and our stockholders’ interests to approve the Second Amended and Restated Equity Incentive Plan because it would provide sufficient shares remaining for issuance under the plan to allow the Compensation Committee to continue to award equity-based incentive compensation for our current and future employees. The Board and the Compensation Committee believe that eliminating the opportunity to receive reload stock options and prohibiting the repricing of stock options better aligns the interest of our management with our interests and the interests of our stockholders.

Description of the Second Amended and Restated Equity Incentive Plan

The following is a summary of the Second Amended and Restated Equity Incentive Plan. This summary is qualified in its entirety by reference to the Second Amended and Restated Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

In connection with our initial public offering, we adopted our Equity Incentive Plan, which was designed to enable us to attract, retain and motivate our directors, officers, employees and consultants, and to further align their interests with those of our stockholders, by providing for or increasing their ownership interests in our Company. Effective April 27, 2005, we amended and restated our Equity Incentive Plan (the “Amended and Restated Equity Incentive Plan”) to make certain technical amendments to make the plan compliant with Rule 409A of the Internal Revenue Code. Effective March 8, 2007, our Compensation Committee recommended and our Board approved, subject to stockholder approval, additional amendments to the plan (as amended, the “Second Amended and Restated Equity Incentive Plan”).

Administration.  The Second Amended and Restated Equity Incentive Plan is administered by the Compensation Committee. Our Board may, however, at any time resolve to administer the Second Amended and Restated Equity Incentive Plan. Subject to the specific provisions of the Second Amended and Restated Equity Incentive Plan, the Compensation Committee is authorized to select persons to participate in the Second Amended and Restated Equity Incentive Plan, determine the form and substance of grants made under the Second Amended and Restated Equity Incentive Plan to each participant, and otherwise make all determinations for the administration of the Second Amended and Restated Equity Incentive Plan.

Participation.  Individuals who are eligible to participate in the Second Amended and Restated Equity Incentive Plan are our directors (including non-employee directors), officers (including non-employee officers) and employees and other individuals performing services for, or to whom an offer of employment has been extended by us, or our subsidiaries.

Type of Awards.  The Second Amended and Restated Equity Incentive Plan provides for the issuance of stock options, stock appreciation rights, or SARs, restricted stock units, deferred stock units, dividend equivalents, other stock-based awards and performance awards. Performance awards may be based on the achievement of certain business or personal criteria or goals, as determined by the Compensation Committee.

Available Shares.  An aggregate of 2,000,000 shares of our common stock will be reserved for issuance under the Second Amended and Restated Equity Incentive Plan, subject to certain adjustments reflecting changes in our capitalization. If any grant under the Second Amended and Restated Equity Incentive Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any shares, or is tendered or withheld as to any shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld shares will thereafter be available for further grants under the Second Amended and Restated Equity Incentive Plan. The Second Amended and Restated Equity Incentive Plan provides that the Compensation Committee shall not grant, in any one calendar year, to any one participant awards to purchase or acquire a number of shares of common stock in excess of 20% of the total number of shares authorized for issuance under the Second Amended and Restated Equity Incentive Plan.

Option Grants.  Options granted under the Second Amended and Restated Equity Incentive Plan may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code or non-qualified stock options, as the Compensation Committee may determine. The exercise price per share for each option is established by the Compensation Committee, except that the exercise price may not be less than 100% of the fair market value of a share of common stock as of the date of grant of the option. In the case of the grant of any incentive stock option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all of our classes of stock then outstanding, the exercise price may not be less than 110% of the fair market value of a share of common stock as of the date of grant of the option.

Terms of Options.  The term during which each option may be exercised is determined by the Compensation Committee, but if required by the Internal Revenue Code and except as otherwise provided in the Second Amended and Restated Equity Incentive Plan, no option will be exercisable in whole or in part more than ten years from the date it is granted, and no incentive stock option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all of our classes of stock will be exercisable more than five years from the date it is granted.

All rights to purchase shares pursuant to an option will, unless sooner terminated, expire at the date designated by the Compensation Committee. The Compensation Committee determines the date on which each option will become exercisable and may provide that an option will become exercisable in installments. The shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Compensation Committee. Prior to the exercise of an option and delivery of the shares represented thereby, the optionee will have no rights as a stockholder, including any dividend or voting rights, with respect to any shares covered by such outstanding option. If required by the Internal Revenue Code, the aggregate fair market value, determined as of the grant date, of shares for which an incentive stock option is exercisable for the first time during any calendar year under our plans may not exceed $100,000.

Stock Appreciation Rights.  SARs entitle a participant to receive the amount by which the fair market value of a share of our common stock on the date of exercise exceeds the grant price of the SAR. The grant price and the term of a SAR will be determined by the Compensation Committee, except that the price of a SAR may never be less than the fair market value of the shares of our common stock subject to the SAR on the date the SAR is granted.

Termination of Options and SARs.  Unless otherwise determined by the Compensation Committee, and subject to certain exemptions and conditions, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for us for any reason other than death, disability, retirement or termination for cause, all of the participant’s options and SARs that were exercisable on the date of such cessation will remain exercisable for, and will otherwise terminate at the end of, a period of 90 days after the date of such cessation. In the case of death or disability, all of the participant’s options and SARs that were exercisable on the date of such death or disability will remain so for a period of 180 days from the date of such death or disability. In the case of retirement, all of the participant’s options and SARs that were exercisable on the date of retirement will remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of retirement. In the case of a termination for cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for us for any reason, all of the participant’s options and SARs will expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

Restricted Stock.  Restricted stock is a grant of shares of our common stock that may not be sold or disposed of, and that may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period set by the Compensation Committee. A participant granted restricted stock generally has all of the rights of a stockholder, unless the Compensation Committee determines otherwise.

Restricted Stock Units and Deferred Stock Units.  The Compensation Committee is authorized to grant restricted stock units. Each grant shall specify the applicable restrictions on such units and the duration of such restrictions. Restricted stock units are subject to forfeiture in the event of certain terminations of employment prior to the end of the restricted period. A participant may elect, under certain circumstances, to defer the receipt of all or a portion of the shares due with respect to the vesting of restricted stock units, and upon such deferral, the restricted stock units will be converted to deferred stock units. Deferral periods shall be no less than one year after the vesting date of the applicable restricted stock units. Deferred stock units are subject to forfeiture in the event of certain terminations of employment prior to the end of the deferral period. A holder of restricted stock units or deferred stock units does not have any rights as a stockholder except that the participant has the right to receive accumulated dividends or distributions with respect to the shares underlying such restricted stock units or deferred stock units.

Dividend Equivalents.  Dividend equivalents confer the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards or other property equal in value to dividends paid on a specific number of shares of our common stock. Dividend equivalents may be granted alone or in connection with another award, and may be paid currently or on a deferred basis. If deferred, dividend equivalents may be deemed to have been reinvested in additional shares of our common stock.

Other Stock-Based Awards.  The Compensation Committee is authorized to grant other awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock, under the Second Amended and Restated Equity Incentive Plan. These awards may include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance as a company or any other factors designated by the Compensation Committee. The Compensation Committee will determine the terms and conditions of these awards.

Performance Awards.  The Compensation Committee may subject a participant’s right to exercise or receive a grant or settlement of an award, and the timing of the grant or settlement, to performance conditions specified by the Compensation Committee. Performance awards may be granted under the Second Amended and Restated Equity Incentive Plan in a manner that results in their qualifying as performance-based compensation exempt from the limitation on tax deductibility under Section 162(m) of the Internal Revenue Code for compensation in excess of $1,000,000 paid to our chief executive officer and our four highest compensated officers. The Compensation Committee will determine performance award terms, including the required levels of performance with respect to particular business criteria, the corresponding amounts payable upon achievement of those levels of performance, termination and forfeiture provisions and the form of settlement. In granting performance awards, the Compensation Committee may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more business criteria. Business criteria might include, for example, total stockholder return, net income, pre-tax earnings, EBITDA, earnings per share, or return on investment. A performance award will be paid no later than two and one-half months after the last day of the tax year in which a performance period is completed.

Amendment of Outstanding Awards and Amendment/Termination of Plan.  The Board of Directors or the Compensation Committee generally have the power and authority to amend or terminate the Second Amended and Restated Equity Incentive Plan at any time without approval from our stockholders. The Compensation Committee generally has the authority to amend the terms of any outstanding award under the plan, including, without limitation, to accelerate the dates on which awards become exercisable or vest, at any time without approval from our stockholders. No amendment will become effective without the prior approval of our stockholders if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the

Internal Revenue Code, under provisions of Section 422 of the Internal Revenue Code or by any listing requirement of the principal stock exchange on which our common stock is then listed. Neither the Board nor the Compensation Committee may amend the terms of any outstanding option award under the Second Amended and Restated Equity Incentive Plan to reduce the exercise price of outstanding options without prior stockholder approval. Unless previously terminated by the Board or the Compensation Committee, the Second Amended and Restated Equity Incentive Plan will terminate on the tenth anniversary of its adoption. No termination of the Second Amended and Restated Equity Incentive Plan will materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Second Amended and Restated Equity Incentive Plan.

Second Amended and Restated Equity Incentive Plan Benefits

Benefits to be received by our executive officers, directors and employees as a result of the proposed Second Amended and Restated Equity Incentive Plan are not determinable, since the amount of grants of options and restricted stock made under the proposed Second Amended and Restated Equity Incentive Plan is discretionary.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE SECOND AMENDED AND RESTATED EQUITY INCENTIVE PLAN.

Vote Required

Approval of our Second Amended and Restated Equity Incentive Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has reappointed Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2007. In making the decision to reappoint the independent registered public accounting firm, the Audit Committee has considered whether the provision of the non-audit services rendered by Deloitte & Touche LLP is incompatible with maintaining that firm’s independence.

Stockholder ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our by-laws or other applicable legal requirement. However, the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. It is expected that a representative of Deloitte & Touche LLP will be present at the annual meeting, with the opportunity to make a statement if he so desires, and will be available to answer appropriate questions.

Approval of the proposal to ratify the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting.

Principal Accountant Fees and Services

For fiscal years 2006 and 2005, the following fees were billed to us for the indicated services:

	2006	2005

Audit Fees	$1,245,000	$1,395,000
Audit-Related Fees	219,000	400,000
Tax Fees	927,000	427,000
All Other Fees	—	290,000

Total Independent Accountant’s Fees	$2,391,000	$2,512,000

Audit Fees.  Consist of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consist of fees billed for services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include employee benefit plan audits and due diligence in connection with acquisitions, attest services that are not required by statute or regulation and accounting consultations on proposed transactions.

Tax Fees.  Consist of fees billed for professional services for tax compliance, tax consultation and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.

All Other Fees.  Consist of fees for products and services other than the services reported above.

Policy on Audit Committee Pre-Approval and Permissible Non-Audit Services of the Independent
Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

During fiscal 2006, all services by Deloitte & Touche LLP were pre-approved by the Audit Committee in accordance with this policy.

Recommendation of the Board

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

Vote Requirement

Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2007 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 30, 2007 by: (1) each of the named executive officers in the Summary Compensation Table; (2) each of our directors and director nominees; (3) all directors and executive officers as a group; and (4) each person or entity known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock. All information with respect to beneficial ownership has been furnished to us by the respective director, director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite his or its name.

The following table lists the number of shares and percentage of shares beneficially owned based on 21,715,503 shares of common stock outstanding as of March 30, 2007, and a total of 454,684 common stock options currently exercisable or exercisable by our directors and executive officers as a group within 60 days of March 30, 2007. Beneficial ownership of the common stock listed in the table has been determined in accordance with the applicable rules and regulations promulgated under the Exchange Act. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 30, 2007 are deemed outstanding and beneficially owned by the person holding such options for the purpose of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage

5% Stockholders:
The Guardian Life Insurance Company of America(1)	2,585,831	11.9%
Lord Abbett & Co. LLC(2)	1,773,493	8.2%
Artisan Partners Limited Partnership(3)	1,469,200	6.8%
Munder Capital Management(4)	1,120,640	5.2%
Directors and Named Executive Officers:
Mervin Dunn(5)	288,716	1.3%
Gerald L. Armstrong(6)	76,293	*
W. Gordon Boyd(7)	26,500	*
Chad M. Utrup(8)	105,182	*
James F. Williams(9)	83,493	*
Scott C. Arves(10)	8,000	*
David R. Bovee(11)	8,400	*
Robert C. Griffin(12)	9,500	*
S.A. Johnson(13)	36,392	*
Scott D. Rued(14)	102,337	*
Richard A. Snell(15)	13,000	*
All directors and executive officers as a group (11 persons)	753,813	3.4%

*	Denotes less than one percent.

(1)	Information reported is based on a Schedule 13G/A as filed with the Securities and Exchange Commission on February 9, 2007. According to the Schedule 13G/A, The Guardian Life Insurance Company of America is an insurance company and the parent of Guardian Investor Services LLC and RS Investment Management Co LLC. According to the Schedule 13G/A, Guardian Investor Services LLC is a registered investment adviser, a registered broker-dealer and the parent company of RS Investment Management Co. LLC. RS Investment Management Co. LLC is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the stock. No individual client’s holdings of the common stock, except for RS Partners Fund, are more than five percent of the outstanding common stock. The address for RS Investment Management Co. LLC is 388 Market Street, Suite 1700, San Francisco, California 94111.

(2)	Information reported is based on a Schedule 13G as filed with the Securities and Exchange Commission on February 14, 2007. The address for Lord Abbett & Co. LLC is 90 Hudson Street, Jersey City, NJ 07302.

(3)	Information reported is based on a Schedule 13G as filed with the Securities and Exchange Commission on January 26, 2007. According to the Schedule 13G, Artisan Partners Limited Partnership is a registered investment adviser. The shares reported have been acquired on behalf of discretionary clients of Artisan Partners. Persons other than Artisan Partners are entitled to receive all dividends from, and proceeds from the sale of, those shares. None of those persons, to the knowledge of Artisan Partners, Artisan Investment Corporation, Andrew A. Ziegler or Carlene Murphy Ziegler, has an economic interest in more than 5% of the class. According to the Schedule 13G, Artisan Investment Corporation is the general partner of Artisan Partners and Mr. Ziegler and Ms. Ziegler are the principal stockholders of Artisan Investment Corporation. The address for Artisan Partners is 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

(4)	Information reported is based on a Schedule 13G as filed with the Securities and Exchange Commission on February 14, 2007. According to the Schedule 13G, while Munder Capital Management (“Munder”) is the beneficial owner of shares of common stock of CVG, Munder is the beneficial owner of such stock on behalf of numerous clients who have the right to receive and the power to direct the receipt of dividends from, or the proceeds of the sale of, such common stock. No such client has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, more than 5% of the common stock. The address of Munder is Munder Capital Center, 480 Pierce Street, Birmingham, MI 48009.

(5)	Includes 228,716 shares issuable upon exercise of currently exercisable options. Includes 25,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 35,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(6)	Includes 46,793 shares issuable upon exercise of currently exercisable options. Includes 12,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 17,500 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(7)	Includes 10,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 15,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(8)	Includes 75,682 shares issuable upon exercise of currently exercisable options. Includes 12,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 17,500 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(9)	Includes 63,493 shares issuable upon exercise of currently exercisable options. Includes 10,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 10,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(10)	Includes 4,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(11)	Includes 4,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and

4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(12)	Includes 4,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(13)	Includes 4,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(14)	Includes 40,000 shares issuable upon exercise of currently exercisable options. Includes 8,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 8,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007.

(15)	Includes 4,000 shares of restricted stock, one-third of which vested on October 20, 2006 with the remaining two-thirds vesting in two equal annual installments commencing on October 20, 2007 and 4,000 shares of restricted stock that vest in three equal annual installments commencing on October 20, 2007. Of these shares, 8,000 shares are held by the Snell Family Limited Partnership, of which Mr. Snell is a general partner, and 5,000 shares are held in trust for the benefit of Mr. Snell’s children.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Philosophy, Objectives and Process

Compensation Philosophy and Objectives

Our executive compensation program is designed to align total compensation with our overall performance, while at the same time serving to attract and retain key executive officers who have a significant strategic impact on our success. Each executive officer has a significant portion of total compensation which is at-risk in any given year. In addition, each executive officer receives equity grants which serve to align their interests with those of stockholders.

The specific objectives of our executive compensation program are to:

•	Attract and retain qualified executives who will contribute to our long-term success;

•	Link executive compensation to the achievement of our operational, financial and strategic objectives; and

•	Link executive compensation with each executive’s performance and level of responsibility.

Our Compensation Committee (for purposes of this Compensation Discussion and Analysis, the “Committee”) has structured executive compensation based on these objectives. Our executive compensation program includes annual and long-term incentive programs and provides for both cash and equity-based awards, as well as salary and benefit programs that are competitive within our industry.

We set performance targets under our annual cash incentive compensation program so that executive officers receive their targeted annual compensation if our pre-determined performance targets are achieved. When performance exceeds the pre-determined performance targets, then total executive compensation will be above this targeted compensation, and when performance is below the pre-determined performance targets, then total executive compensation will be below the targeted compensation.

Compensation Process

The Committee is responsible for:

•	Reviewing the performance of the Chief Executive Officer on an annual basis;

•	Reviewing and approving the compensation of the Chief Executive Officer and all other executive officers;

•	Reviewing our compensation policies and programs to ensure they are aligned with corporate objectives;

•	Overseeing the design and administration of our equity-based and incentive compensation plans, including the Amended and Restated Equity Incentive Plan (the “Equity Plan”) and the Management Stock Option Plan (the “2004 Stock Option Plan”);

•	Reviewing and approving this report on executive compensation for inclusion in our annual proxy statement; and

•	Other matters, from time to time, as designated by the Committee charter or our Board of Directors.

The Committee considers the following factors, listed in order of importance, as part of the process by which it makes executive compensation determinations:

•	Our actual versus targeted net income, which the Committee believes is a key factor in creating stockholder value;

•	Achievement of certain financial and operational outcomes which, in the judgment of the Committee, contributed to our overall success for the particular year in question;

•	An overall evaluation of the success of the named executive officers as a team, reflecting a key cultural consideration in how we are managed, as discussed in more detail below; and

•	The competitiveness of executive compensation compared to executive pay surveys compiled by both the Hay Group and PM&P, which in 2006 targeted general manufacturing companies of comparable size.

Compensation Structure

Compensation Levels and Benchmarking

The Committee reviewed and assessed an analysis of data on similar positions in similarly sized durable goods manufacturing companies, as published in executive compensation surveys. Both the Hay Group and PM&P provided survey information to the Committee which was carefully examined and compared to current named executive officer compensation levels. The Committee compared executive officers’ salaries to PM&P data which contained three to five surveys, each of which included several hundred companies. The Committee set 2006 compensation for our executive officers generally between the 50th and 75th percentile of overall compensation paid to similarly situated executive officers of companies included in the surveys.

Compensation Elements — Overview

We provide three principal compensation components to our named executive officers, including:

•	Salary

•	Annual Incentive Compensation

•	Long-term Incentive Compensation

In addition, certain executive officers are party to Change-in-Control & Non-Competition Agreements that provide payments to executives upon certain termination events. We have provided these agreements for certain executive officers to encourage retention and to afford continuity in the event of a Change-in-Control. We also have a program of executive perquisites, described in the accompanying tables and narrative disclosures to this Compensation Discussion and Analysis and retirement benefits discussed below.

Compensation Mix

We use the principal components of compensation described above to provide retention value, at-risk compensation and an equity interest to match stockholder interests. Our policy for allocating between fixed and incentive compensation and between cash and equity-based awards is based on the following factors:

•	The more senior the executive officer, the larger the proportion of the executive officer’s total compensation will be in the form of incentive compensation. This concept underlies our belief that such executive officers have a greater influence on our financial and stock price performance.

•	The more senior the executive officer, the larger proportion of the executive officer’s total compensation is in the form of long-term compensation.

•	Achieving a balance between annual and long-term equity compensation in relation to total compensation.

Our executive officers’ compensation is generally weighted more heavily towards incentive compensation programs that provide for compensation based on our annual and long-term performance.

For 2006, the target compensation mix for each named executive officer was as follows:

			Target Annual	Equity-Based
		Salary as	Incentive as	Awards as
		% of Total	% of Total	% of Total
Executive	Title	Compensation	Compensation	Compensation

Mervin Dunn	President & Chief Executive Officer	34%	25%	41%
Chad M. Utrup	Chief Financial Officer	37%	19%	44%
Gerald L. Armstrong	President — CVG Global Truck	38%	19%	43%
W. Gordon Boyd	President — CVG Global Construction	55%	11%	34%
James F. Williams	Vice President — Human Resources	42%	21%	37%

Note: The above table takes into account target bonuses payable under our annual cash incentive program and not actual payments made under that program. Equity-based award percentages are based on the actual grant date fair value of the shares of restricted stock granted on November 6, 2006.

The relationship of base salary to annual incentive compensation to long-term incentive compensation to the overall compensation program can vary depending upon each executive officer’s prior experience and time in the industry. In addition, Mr. Boyd’s annual incentive target is relatively low compared to other executives, because his salary which is set forth in his pre-existing employment agreement is relatively high.

Compensation Elements — Programs

Salary

We provide a salary to our executive officers to compensate them for their services during the year. Salaries are designed primarily to promote retention of existing executive officers, and in the case of a new hire, to attract new executive talent. The Committee sets salaries based on the executive officer’s roles and responsibilities, experience, expertise and individual performance during their tenure. Salaries are reviewed annually by the Committee and adjustments are based on the factors noted above as well as input from the Chief Executive Officer. However, there is no specific formula applied to the factors noted above and new salaries are set based on the Committee’s discretion and judgment.

At its meeting in October 2006, the Committee increased each named executive officer’s salary by 4%, based on its assessment of market salary movements and overall performance. As a result, base salaries are consistent with the median of salaries paid to similarly situated executive officers in the competitive market in the aggregate, in accordance with our compensation philosophy. The increased salaries, which became effective as of January 1, 2007, for each of the named executive officers are:

•	Mervin Dunn — $624,000

•	Chad M. Utrup — $317,200

•	Gerald L. Armstrong — $332,800

•	W. Gordon Boyd — $524,229

•	James F. Williams — $239,200

Annual Incentive Compensation

Annual incentive compensation is designed to reward executive officers for our annual financial performance and for achieving certain team performance goals. Annual target incentive payments are determined initially as a percentage of each executive officer’s salary for the fiscal year, and the payment of target incentive amounts depends on the achievement of a pre-determined performance target and team performance goals. Individual performance goals may, from time to time, at the Committee’s discretion, have an impact on incentive payments, based on input from the Chief Executive Officer.

At its meeting on March 23, 2006, the Committee approved the CVG 2006 Bonus Plan (“2006 Plan”) and net income target for 2006 based on our business plan. The Committee determined that net income was an important performance measure because achievement of net income targets was believed to lead to the creation of stockholder value.

Pursuant to the 2006 Plan, annual incentive payments for each named executive officer were determined by the following formula:

“2006 Salary” * “BF1” * “BF2” * “BF3” = Annual Incentive Payment

Where:

•	“2006 Salary” is each named executive officer’s salary at fiscal year end 2006.

•	BF1 (“Bonus Factor 1” or “Target Factor”) is a percent of each executive’s 2006 Salary. Mr. Dunn’s Target Factor is 75%, Messrs. Armstrong, Utrup and Williams’ Target Factor is 50% and Mr. Boyd’s Target Factor is 20%.

•	BF2 (“Bonus Factor 2” or “Company Factor”) is a fraction with a numerator equal to our net income (adjusted for the impact of certain currency exchanges) for 2006 divided by target net income for 2006. The threshold for an annual incentive payment was set at 90% of target net income, which would result in a payout of 80% of the target incentive payment for financial performance. The 2006 Plan does not contain a maximum incentive payment, but achievement at 150% of target net income (the upper end of the potential incentive payment shown in the 2006 Plan for linear interpolation purposes) would result in a payout of 200% of target incentive payment for financial performance.

In 2006, the Company Factor for all named executive officers was 107.6%, which represented an achievement of 103.8% of the net income target and interpolation between the target and upper end of the incentive payout percentages shown in the 2006 Plan.

•	BF3 (“Bonus Factor 3” or “Team Factor”) is a fraction which is based on the outcome of the performance appraisal process for the named executive officers as a team compared to performance targets set for the team. The performance appraisal for the Chief Executive Officer was conducted by the Board of Directors, while the performance appraisals for the other named executive officers was conducted by the Chief Executive Officer and shared with the Committee. Using a team approach reflects our management culture in which executive officers are encouraged to work together and help each other achieve their objectives.

In 2006, the Team Factor for our named executive officers was based on achievement of team performance goals, including:

•	Quality certifications at our plant locations.

•	New business obtained during the course of a fiscal year.

•	Improved safety at our manufacturing locations.

•	Compliance with Sarbanes-Oxley requirements.

•	Cost reductions.

In 2006, the Team Factor was 100% for Messrs. Dunn, Utrup, Armstrong and Williams and 70% for Mr. Boyd.

The Committee retains the discretion to increase or decrease 2006 Plan payouts based on significant differences in our performance or team performance with respect to all executive officers. At its meeting on January 30, 2007, the Committee approved incentive payments based on the achieved targets for the 2006

Plan. At its meeting on March 7, 2007, the Committee approved the CVG 2007 Bonus Plan (“2007 Plan”) and net income targets for 2007 based on our business plan.

Long-Term Incentives

The Equity Plan is designed to focus and reward executive officers’ efforts towards the long-term growth and future success of the Company. The Equity Plan permits grants of various types of equity-based awards, including stock options, stock-settled stock appreciation rights, restricted stock, restricted stock units, performance shares and units, and other equity-based and cash awards, at the discretion of the Committee. The range of equity awards provides the Committee flexibility to grant an appropriate type of award under different circumstances, depending on our needs and the relative importance of compensation objectives as they change year after year.

Historically, we awarded stock options to executive officers as our sole form of equity compensation. However, with the implementation of SFAS No. 123(r), which mandated expense for stock options beginning January 1, 2006, we reconsidered our equity-based compensation program, and in 2005 and 2006, we granted equity-based awards in the form of time-based restricted stock, vesting ratably over three years. This change reduced the level of dilution incurred by us as a result of granting only stock options. The Committee deemed restricted stock to be the most appropriate form of equity compensation for 2006 because it serves as a retention incentive for the current management team during a time of continued growth.

The Committee believes granting restricted stock also further aligns the executive officers’ interests with those of stockholders, as the executive officers will realize greater value if the stock price has increased at the end of the vesting period.

In November 2006, the Committee awarded restricted stock to the named executive officers in amounts within our overall philosophy.

The Committee expects to reconsider the objectives it desires to achieve with long-term incentive compensation on an annual basis. Such reconsideration may result in a continuation of restricted stock grants in future years, or the use of other forms of equity incentives, such as stock options, stock appreciation rights or performance shares among others.

Conclusion

Total compensation for 2006 was slightly above targeted compensation positioning at the midpoint between the median and 75th percentile of compensation paid to similarly situated executive officers in our competitive market in the aggregate. The result was deemed appropriate by the Committee in the context of our financial and stockholder performance for 2006.

Pay opportunities for specific executive officers can vary based on a number of factors such as scope of duties, tenure, experience and expertise in a particular functional area. Actual total compensation in a given year may vary above or below targeted total compensation based primarily on the attainment of an annual financial performance target.

Compensation levels and compensation mix are considered within the context of performance and objective market compensation data in the competitive marketplace, as well as the subjective factors discussed above. The Committee believes the compensation programs for the named executive officers are consistent with our compensation philosophy and objectives.

Timing of Equity Grants

We did not grant any stock options or stock appreciation rights during 2006. We do not have a program in place at this point related to the timing and pricing of stock options in coordination with the release of material non-public information.

The Committee approved grants of restricted stock by written consent on November 6, 2006. Our Chief Executive Officer and the other executive officers did not play a role in the Committee’s decision on the timing of the 2006 restricted stock grants. Following Committee approval of the grants, our Human Resources and Finance Departments administered the grants made under the Equity Plan.

Adjustment or Recovery of Awards

We do not maintain any specific plans or policies that provide for the adjustment or recovery of awards if certain performance levels are restated.

Consideration of Prior Amounts Realized

The Committee does not consider prior compensation outcomes, including stock compensation gains, in setting future compensation levels. The Committee believes this outcome works to further our philosophy of providing future opportunities to executive officers in exchange for our future financial performance.

Post-Termination Payments

Change-in-Control and Severance Payments

Each of the named executive officers, with the exception of Mr. Boyd, is party to a Change-in-Control & Non-Competition Agreement (a “Change-in-Control Agreement”), executed on April 5, 2006, which specifies severance payments in the event of certain terminations both before and following a Change-in-Control of the Company. The Change-in-Control Agreements generally provide the following:

Mr. Dunn

•	Termination without “Cause” in absence of Change-in-Control: Continued payment of base salary for 24 months following such termination;

•	Termination without “Cause” or for “Good Reason” within 13 months of a Change-in-Control: (1) A lump sum amount equal to two times the sum of the executive’s base salary plus average three-year annual incentive, (2) immediate vesting of all stock options and restricted stock and (3) continued employee benefits (including medical benefits) for a 24-month period.

•	Non-compete and non-solicit clauses that continue for 24 months following termination of employment.

•	Tax gross up, if any, payments made by us to the executive officer in connection with a Change-in-Control are subject to an excise tax.

Messrs. Armstrong, Utrup and Williams

•	Termination without “Cause” in absence of Change-in-Control: Continued payment of base salary for 12 months following such termination;

•	Termination without “Cause” or for “Good Reason” within 13 months of a Change-in-Control: (1) A lump sum amount equal to one times the sum of the executive’s base salary plus average three-year annual incentive, (2) immediate vesting of all stock options and restricted stock and (3) continued employee benefits (including medical benefits) for a 12-month period.

•	Non-compete and non-solicit clauses that continue for 12 months following termination of employment.

•	Tax gross up, if any, payments made by us to the executive officer in connection with a Change-in-Control are subject to an excise tax.

As defined in the Change-in-Control Agreements,

“Cause” generally means (1) dishonesty in carrying out company business; (2) engaging in acts injurious to us; (3) willful failure to follow Board directives; (4) illegal conduct or gross misconduct; (5) breach of the Change-in-Control Agreement; (6) violation of code of business ethics; or (7) a felony or certain misdemeanors.

“Good Reason” means (1) a material change in duties and responsibilities; (2) reduction in base salary or failure to increase salary following a change-in-control; (3) relocation outside the Columbus, Ohio metropolitan area; (4) material reduction of incentive opportunities; (5) failure to provide substantially similar benefits following a Change-in-Control; (6) failure of successor to assume the Agreement; (7) request that executive engage in illegal conduct; or (8) breach of Agreement.

“Change-in-Control” means (1) change in more than 50% of beneficial ownership of the Company; (2) change in more than a majority of voting shares following any transaction; (3) change in more than half of the Board of Directors over a two-year period; or (4) sale of substantially all of our assets.

The amounts that result from these various events are set forth below in the section entitled “Potential Payments upon Termination or Change-in-Control.” The Committee believes the provisions of the Change-in-Control Agreements are comparable to standard provisions of such agreements for executive officers in the competitive market, based primarily on their experiences at similar companies.

Mr. Boyd entered into a Service Agreement with Motor Panels (Coventry) PLC on March 1, 1993. This agreement, which was amended on January 7, 2002 to provide for Mr. Boyd’s relocation from the United Kingdom to the United States, was assumed by us in connection with the Mayflower acquisition. The Service Agreement provides a base salary, subject to annual review by the Committee, and an annual incentive payment. Mr. Boyd’s employment may be terminated at any time by either party by giving to the other no less than 12-months notice. This agreement also contains customary non-competition and non-solicitation provisions.

Retirement Payments

We sponsor a number of tax-qualified employee savings and retirement plans, (collectively the “401(k) Plan”) that cover most employees who satisfy certain eligibility requirements relating to minimum age and length of service. Under the 401(k) Plan, eligible employees, including all of the named executive officers with the exception of Mr. Boyd, who is located in the United Kingdom, may elect to contribute a minimum of 1% of their annual compensation, up to a maximum amount equal to the lower of 6% of their annual compensation or a statutorily prescribed annual limit. We may elect to make a matching contribution to the 401(k) Plan in an amount equal to a discretionary percentage of the employee contributions, also subject to certain statutory limitations. The matches received by the named executive officers, other than Mr. Boyd, in 2006 are set forth below in the “All Other Compensation” column of the “Summary Compensation Table.” The 401(k) Plan and the non-qualified Deferred Compensation Plan represent the only sources of retirement available income for the named executive officers other than Mr. Boyd.

Mr. Boyd was a participant in two pension plans during 2006. These plans include the Commercial Vehicle Group, Inc. Pension Plan for Mayflower Vehicle Systems Salaried Employees (the “Mayflower Plan”), which was frozen as of March 31, 2006. The Mayflower Plan is a defined-benefit plan from which Mr. Boyd is not eligible for payments until July 1, 2012. Such payments will be made based on compensation and years of service.

In addition, Mr. Boyd enrolled in the KAB Seating 2003 Group Personal Pension Plan (the “KAB Seating Plan”) on April 1, 2006. The KAB Seating Plan is a defined-contribution plan in which Mr. Boyd will become eligible for payouts at the normal retirement age of 65 (June 21, 2012). He is also eligible for early retirement payouts from age 50 although the benefits, which are determined by the amount of money accumulated in the participant’s fund, will be significantly lower on early retirement.

Detailed present value amounts under each of the above named pension plans in which Mr. Boyd participates are set forth below in the “Pension Benefits Table,” with changes in year-end lump sum values carried forward to the “Summary Compensation Table.”

Deferred Compensation Plan

We implemented the Deferred Compensation Plan (the “Deferred Plan”) in 2006 for certain executive officers. The Deferred Plan allows for pre-tax deferrals of compensation and provides for the assets to accumulate on a tax-deferred basis for the purpose of supplementing retirement income. Eligible participants may defer up to 80% of their base salary and/or up to 100% of their eligible bonus as well as amounts equal to any refund they receive from the tax-qualified 401(k) Plan due to discrimination testing. Election deferrals must be made annually and before the compensation is earned. Participants make elections on the length of the deferral period at the same time they make the deferral election. Participants make investment choices from a selection of investment options similar to the 401(k) Plan. We match deferrals at the rate of 50% on the first 6% of the participant’s total cash compensation. Our match vests based on years of service with 33% vesting after one year, 66% after two years, and 100% after three years. Distributions may be made as a lump sum or annual installments over periods of up to 15 years as determined at the time of deferral by the participant. Additional distribution events are termination of employment, disability, death, unforeseeable emergency, or a change-in-control.

Stock Ownership Guidelines and Hedging Policies

We do not currently have formal executive share ownership guidelines in place, but encourage executive officers to own shares by providing significant annual equity opportunities as described above.

We maintain a policy that prohibits executive officers from holding our securities in a margin account or pledging our securities as collateral for a loan. An executive officer may seek prior approval from us to pledge securities as collateral for a loan (but not for margin accounts) if the executive officer can demonstrate the financial capacity to repay the loan without resorting to the pledged securities.

Impact of Tax and Accounting Considerations

In general, the Committee takes into account the various tax and accounting implications of the components of our compensation program.

Section 162(m) of the Internal Revenue Code generally prohibits any publicly held corporation from taking a federal income tax deduction for compensation paid in excess of $1 million in any taxable year to the chief executive officer and the next four highest compensated officers. Exceptions are made for qualified performance-based compensation, among other things. It is the Committee’s policy to maximize the effectiveness of our executive compensation plans in this regard.

The components of compensation, including salaries, annual incentives, stock options exercised and restricted stock vested are tax deductible to the extent that they are less than $1 million for each named executive officer in a given year. Compensation associated with exercising of the 2004 stock options issued is excluded from this limitation since these options were issued pursuant to a compensation plan that existed prior to CVG being publicly held. Except for the stock options noted here, CVG did not receive a tax deduction for compensation amounts that totaled more than $1 million per officer in 2006 because none of the instruments met the requirements to be excluded from the $1 million limitation.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s 2006 Annual Report on Form 10-K and this Proxy Statement.

Scott C. Arves
Robert C. Griffin
Richard A. Snell (Chairman)

The following table summarizes the compensation of the named executive officers for the year ending December 31, 2006. The named executive officers are the Company’s chief executive officer, chief financial officer and three other most highly compensated officers ranked by their total compensation in the table below:

2006 Summary Compensation Table

						Change in
						Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
			Stock	Option	Incentive Plan	Compensation	All Other
			Awards	Awards	Compensation	Earnings	Compensation	Total
Name and Principal Position	Year	Salary ($)(1)	($)(2)	($)(2)	($)(3)	($)(4)	($)	($)

Mervin Dunn	2006	600,000	202,619	189,267	484,336	—	97,601	1,573,823
President and Chief Executive Officer
Chad M. Utrup	2006	305,000	98,058	66,800	164,136	—	57,967	691,961
Chief Financial Officer
Gerald L. Armstrong	2006	320,000	98,058	66,800	172,208	—	33,282	690,348
President, CVG Global Truck
W. Gordon Boyd(5)	2006	504,066	82,191	—	75,954	67,404	81,024	810,639
President, CVG Global Construction
James F. Williams	2006	230,000	76,472	33,400	123,775	—	68,910	532,557
Vice President of Human Resources

(1)	Amounts shown are not reduced to reflect the named executive officers’ elections, if any, to defer receipt of salary into the Commercial Vehicle Group, Inc. Deferred Compensation Plan.

(2)	Represents the compensation expense in 2006 for financial statement reporting purposes under SFAS No. 123(r). Please refer to Note 13, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 for the relevant assumptions used to determine the compensation expense for our stock and option awards. No stock options were awarded to named executive officers in 2006. Restricted stock was granted on November 6, 2006 with a three-year vesting period occurring each October 20, beginning October 20, 2007.

(3)	Represents incentive payments made in 2007 under the Commercial Vehicle Group 2006 Bonus Plan. Under the 2006 Plan, the named executive officers receive a reward for achieving certain net income targets which are modified based on the performance appraisals for Messrs. Dunn, Utrup, Armstrong, Boyd and Williams. Please refer to “— Annual Incentive Compensation” in the Compensation Discussion and Analysis for a description of how amounts were calculated under the 2006 Bonus Plan.

(4)	Represents an estimate of the increase in actuarial present value of the accrued benefits payable to Mr. Boyd under two pension programs. See the “Pension Benefits Table” below.

(5)	Amounts paid to Mr. Boyd for 2006 have been translated into U.S. dollars at a rate of $1.843 = £1.00, the average exchange rate during the year ended December 31, 2006.

The following table provides information regarding the value of other compensation, benefits and perquisites provided to named executive officers in 2006.

2006 All Other Compensation Table

		Company
		Contributions
	Insurance	to	Personal Use of	Financial		Executive
	Premiums	401(k) Plans	Company Car	Planning	Club Dues	Plane Usage	Total
Name	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)

Mervin Dunn	12,197	9,100	25,000	674	6,720	43,910	97,601
Chad M. Utrup	2,675	6,600	15,600	22,449	5,760	4,883	57,967
Gerald L. Armstrong	4,044	6,918	15,600	—	6,720	—	33,282
W. Gordon Boyd(7)	63,331	—	17,693	—	—	—	81,024
James F. Williams	10,254	9,328	15,600	21,544	11,916	268	68,910

(1)	Insurance premiums include executive life insurance and health-related fees paid by us. Amount for Mr. Dunn reflects $6,760 in life insurance, $1,732 in health-related fees and an associated tax gross-up of $3,705. Amount for Mr. Utrup reflects $1,350 in life insurance, $765 in health-related fees and an associated tax gross-up of $560. Amount for Mr. Armstrong reflects $1,170 in life insurance, $2,377 in health-related fees and an associated tax gross-up of $497. Amount for Mr. Boyd represents the government-required employer costs for health-related benefits in the U.K. and does not include any tax gross-up. Amount for Mr. Williams reflects $6,210 in life insurance, $380 in health-related fees and an associated tax gross-up of $3,664.

(2)	Represents our contribution equal to 50% on the first 6% of the participant’s contribution relating to our 401(k) Plans.

(3)	Represents an annual car allowance for each of Messrs. Dunn, Utrup, Armstrong and Williams. The amount shown in the table for Mr. Boyd is the estimated annual lease cost for a company car owned by us and used by Mr. Boyd.

(4)	Amount for Mr. Dunn represents $641 in fees and an associated tax gross-up of $33. Mr. Dunn used this service for a partial year in 2006. The amount shown for Mr. Utrup represents $13,169 in fees and an associated tax gross-up of $9,280. The amount shown for Mr. Williams represents $12,764 in fees and an associated tax gross-up of $8,780. Messrs. Armstrong and Boyd did not elect to use this service in 2006.

(5)	Mr. Williams held two memberships in his name during fiscal 2006, one of which was a corporate account that required the name of a corporate individual.

(6)	We calculate the estimated incremental cost to us for personal use of our plane based on the amount reported as income to the executive for income tax reporting purposes. The amount shown for Mr. Dunn represents $25,205 in usage cost and an associated tax gross-up of $18,705. The amount shown for Mr. Utrup represents $3,355 in usage cost and an associated tax gross-up of $1,528. The amount shown for Mr. Williams represents $240 in usage cost and an associated tax gross-up of $28. Messrs. Armstrong and Boyd did not elect to use this perquisite in 2006.

(7)	Amounts paid to Mr. Boyd for 2006 have been translated into United States dollars at a rate of $1.843 = £1.00, the average exchange rate during the year ended December 31, 2006.

The following table provides information regarding estimated possible payouts under the Commercial Vehicle Group 2006 Bonus Plan and restricted stock awards granted under the Amended and Restated Equity Incentive Plan.

2006 Grants of Plan-Based Awards Table

					All Other		Grant Date
		Estimated Possible Payouts Under			Stock Awards:		Fair Market
		Non-Equity Incentive Plan Awards(1)			Number of	Closing Price	Value of
	Grant	Threshold	Target	Maximum	Shares of Stock	on Grant Date	Stock Awards
Name	Date	($)	($)	($)(2)	or Units (#)(3)	($ / Sh)	($)(4)

Mervin Dunn	N/A	360,000	450,000	—	—	—	—
	11/6/2006	—	—	—	10,000	20.59	205,900
Chad M. Utrup	N/A	122,000	152,500	—	—	—	—
	11/6/2006	—	—	—	15,000	20.59	308,850
Gerald L. Armstrong	N/A	128,000	160,000	—	—	—	—
	11/6/2006	—	—	—	17,500	20.59	360,325
W. Gordon Boyd(5)	N/A	80,651	100,813	—	—	—	—
	11/6/2006	—	—	—	17,500	20.59	360,325
James F. Williams	N/A	92,000	115,000	—	—	—	—
	11/6/2006	—	—	—	35,000	20.59	720,650

(1)	Please see “— Annual Incentive Compensation” under “Compensation Discussion and Analysis” for a description of the Commercial Vehicle Group 2006 Bonus Plan. Actual payments in respect of 2006 are shown in the “Summary Compensation Table” in the column titled “Non-Equity Incentive Plan Compensation.”

(2)	There is no maximum incentive payment in the 2006 Plan. Achievement of 150% of target net income (the upper end of the potential payout shown in the 2006 Plan for linear interpolation purposes) would result in a payout of 200% of the target incentive payment for financial performance.

(3)	Represents the restricted stock awarded on November 6, 2006. The shares vest ratably each October 20 over three years, beginning October 20, 2007.

(4)	Represents the aggregate value of the restricted stock based on the closing price of $20.59 on November 6, 2006.

(5)	Amounts represented for Mr. Boyd for 2006 have been translated into United States dollars at a rate of $1.843 = £1.00, the average exchange rate during the year ended December 31, 2006.

The following table shows the number of shares covered by exercisable and unexercisable stock options and unvested restricted stock held by the named executive officers on December 31, 2006:

2006 Outstanding Equity Awards at Fiscal Year-End Table

		Option Awards
				Equity
				Incentive
				Plan Awards:
		Number of	Number of	Number of
		Securities	Securities	Securities
		Underlying	Underlying	Underlying
		Unexercised	Unexercised	Unexercised	Option
		Options	Options	Unearned	Exercise	Option
		(#)	(#)	Options	Price	Expiration
Name	Note	Exercisable	Unexercisable	(#)	($)	Date

Mervin Dunn	(1)	115,383	—	—	5.54	4/30/2014
	(2)	113,333	56,667	—	15.84	10/20/2014
Chad M. Utrup	(1)	35,682	—	—	5.54	4/30/2014
	(2)	40,000	20,000	—	15.84	10/20/2014
Gerald L. Armstrong	(1)	27,457	—	—	5.54	4/30/2014
	(2)	40,000	20,000	—	15.84	10/20/2014
W. Gordon Boyd		—	—	—	—	—
		—	—	—	—	—
James F. Williams	(1)	43,493	—	—	5.54	4/30/2014
	(2)	20,000	10,000	—	15.84	10/20/2014

		Stock Awards
					Equity
					Incentive
				Equity Incentive	Plan Awards:
				Plan Awards:	Market or
			Market	Number of	Payout Value
		Number of	Value of	Unearned	of Unearned
		Shares or	Shares or	Shares, Units	Shares, Units
		Units of	Units of	or Other	or Other
		Stock That	Stock That	Rights That	Rights That
		Have Not	Have Not	Have Not	Have Not
		Vested	Vested	Vested	Vested
Name	Note	(#)	($)(3)	(#)	($)

Mervin Dunn	(4)	16,666	363,319	—	—
	(5)	35,000	763,000	—	—
Chad M. Utrup	(4)	8,000	174,400	—	—
	(5)	17,500	381,500	—	—
Gerald L. Armstrong	(4)	8,000	174,400	—	—
	(5)	17,500	381,500	—	—
W. Gordon Boyd	(4)	6,666	145,319	—	—
	(5)	15,000	327,000	—	—
James F. Williams	(4)	6,666	145,319	—	—
	(5)	10,000	218,000	—	—

(1)	Stock options granted in May 2004.

(2)	Stock options granted in October 2004 which vests ratably each October 20 over three years, beginning October 20, 2005.

(3)	Calculated using the closing stock price of $21.80 on December 29, 2006.

(4)	Restricted stock granted in November 2005 which vests ratably each October 20 over three years, beginning October 20, 2006.

(5)	Restricted stock granted in November 2006, which vests ratably each October 20 over three years, beginning October 20, 2007.

The table below shows the number of shares of CVG’s common stock acquired by the named executive officers upon the exercise of options and the vesting of restricted stock during 2006.

2006 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)(1)	(#)	($)(2)

Mervin Dunn	101,593	1,517,643	8,334	163,930
Chad M. Utrup	30,000	433,800	4,000	78,680
Gerald L. Armstrong	30,624	453,367	4,000	78,680
W. Gordon Boyd	—	—	3,334	65,580
James F. Williams	28,640	411,880	3,334	65,580

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise, multiplied by the number of shares acquired on exercise.

(2)	Calculated using the closing stock price of $19.67 on October 20, 2006.

The table below quantifies the benefits expected to be paid to Mr. Boyd from the Commercial Vehicle Group, Inc. Pension Plan for Mayflower Vehicle Systems Salaried Employees (the “Mayflower Plan”) and the KAB Seating 2003 Group Personal Pension Plan (“KAB Seating Plan”). No other named executive officer receives a pension benefit.

2006 Pension Benefits Table

		Number of
		Years	Present Value	Payments
		Credited	of Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)

W. Gordon Boyd	Mayflower Plan	1.70	37,160	—
	KAB Seating 2003 Group Personal Pension Plan(1)	0.75	30,244	—

(1)	Amounts for this plan were calculated using an exchange rate of $1.843 to £1.00, the average rate during the year ended December 31, 2006.

The Mayflower Plan was frozen on March 31, 2006 for new participants and future benefit accruals. Mr. Boyd had met the conditions of eligibility of one year of service and attaining age 21. The vesting requirement is five years of service. Mr. Boyd became 100% vested in the benefit when the Mayflower Plan was frozen on March 31, 2006 even though he did not yet meet the vesting requirement, per federal regulations.

Mr. Boyd’s monthly retirement benefit is based on his frozen accrued benefit. The retirement benefit formula is equal to the sum of:

1.	1.25% of the participant’s average monthly compensation up to $833.33, multiplied by the participant’s total number of periods of service; plus

2.	1.75% of such average monthly compensation in excess of $833.33;

3.	Multiplied by the participant’s total number of periods of service, computed to the nearest cent.

Periods of service are calculated to the nearest 1/10th of a year and shall not exceed 30 years. Normal retirement date is the first of the month after the participant turns age 65. A participant may elect an early retirement but the benefit will be actuarially reduced. The retirement benefit calculated above is converted to a current present value for the purposes of the Pension Benefit Table.

We make annual contributions to the Mayflower Plan to fund the cost as required by federal regulations. We are required to make certain actuarial assumptions to calculate the obligations and expenses of the Mayflower Plan, including assumptions on the discount rate and expected long-term rate of return on plan assets. The assumptions are summarized in Note 14 in the Notes to Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The assumptions are determined based on current market conditions, historical information, and consultation with and input from our actuaries.

Mr. Boyd joined the KAB Seating Plan on April 1, 2006. Mr. Boyd contributes 4% of his monthly salary into this plan and this is matched, up to 4% by us. There are no vesting requirements in this plan and Mr. Boyd can take early retirement under the rules of the plan from age 50, using the money contained in his fund to purchase a pension at the time of his retirement. Normal retirement age for this plan is at age 65.

The following table shows the executive contributions, Company matching contributions, earnings and account balances for the named executive officers in the Commercial Vehicle Group, Inc. Deferred Compensation Plan (the “Deferred Plan”), an unfunded, unsecured deferred compensation plan. In 2006, the plan was offered for a partial year, resulting in 22 weeks worth of salary deferral as opposed to a full plan year of 52 weeks. Under the plan, the Company matches 50% of the first six percent of both salary and earned bonus. Please refer to “Retirement Payments” in the “Compensation Discussion and Analysis” for a detailed description of the Deferred Plan.

2006 Deferred Compensation Table

	Executive	Registrant	Aggregate		Aggregate
	Contributions	Contributions in	Earnings	Aggregate	Balance at
	in Last Fiscal	Last	in Last	Withdrawals /	Last Fiscal
	Year	Fiscal Year	Fiscal Year	Distributions	Year-End
Name	($)	($)	($)	($)	($)

Mervin Dunn(1)	52,885	7,933	743	—	61,561
Chad M. Utrup(2)	—	—	—	—	—
Gerald L. Armstrong(3)	—	—	—	—	—
W. Gordon Boyd(4)	—	—	—	—	—
James F. Williams(5)	83,126	3,117	1,053	—	87,296

(1)	Mr. Dunn elected to defer 20% of his salary and 20% of his bonus (bonus paid in 2007 and deferred at that time).

(2)	Mr. Utrup elected to defer 0% of his salary and 40% of his earned bonus (bonus paid in 2007 and deferred at that time).

(3)	Mr. Armstrong elected to defer 0% of his salary and 15% of his earned bonus (bonus paid in 2007 and deferred at that time).

(4)	Mr. Boyd was not eligible to participate in this plan as he is not a U.S. citizen.

(5)	Mr. Williams elected to defer 80% of his salary and 100% of his earned bonus (bonus paid in 2007 and deferred at that time).

The tables below show the compensation payable to each named executive officer upon voluntary termination, retirement, involuntary not-for-cause termination, involuntary for cause termination, termination following a change-of-control and in the event of disability or death. The amounts shown assume that such termination was effective as of December 31, 2006, includes amounts earned through such time and are estimates of the amounts which would be paid out to the named executive officers upon their termination. The actual amounts to be paid to each named executive officer can only be determined at the time of such person’s separation.

Potential Payments Upon Termination or Change-in-Control Tables

MERVIN DUNN

						Change-in-
						Control and
			Involuntary		Involuntary	Termination
Executive Payments	Voluntary	Early / Normal	not for Cause		for Cause	within Thirteen
Upon Termination	Termination	Retirement	Termination		Termination	Months		Death	Disability

Severance Payments	—	—	1,200,000	(1)	—	450,000	(2)	—	—
Salary Termination Benefit(3)	—	—	—		—	2,112,990		—	—
Executive Incentives(4)	—	—	—		—	25,742		—	—
Stock Options (Unvested and Accelerated)(5)	—	—	—		—	337,735		337,735	337,735
Restricted Stock (Unvested and Accelerated)(5)	—	1,126,319	—		—	1,126,319		1,126,319	1,126,319
Benefit Continuation(6)	—	—	—		—	25,745		—	—
Legal Counsel Representation(7)	—	—	—		—	50,000		—	—
Excise Tax and Gross-up(8)	—	—	—		—	988,808		—	—

(1)	Represents Mr. Dunn’s base salary for an additional 24 months if Mr. Dunn’s employment is terminated without “Cause.”

(2)	Represents earned but unpaid portion of incentive compensation under the 2006 Bonus Plan, assuming that the target bonus is earned. The target bonus, rather than the actual bonus, is presented because the actual bonus amounts would not have been determined as of December 31, 2006. The unpaid earned compensation is payable within 15 days after termination of employment.

(3)	The salary termination benefit for Mr. Dunn is equal to two times the amount of his current annual compensation, which is defined as the total of the base salary in effect at the time of termination, plus the average annual performance incentive award actually received by the executive over the last three fiscal years. The current annual compensation does not include the value of any stock options granted or exercised, restricted stock awards granted or vested, or contributions to 401(k) or other qualified plans. One-half of the salary termination benefit is payable as a lump sum payment within 30 days of termination and one-half of the salary termination benefit is payable as severance pay in equal monthly payments commencing 30 days after termination of employment and ending on the date that is the earlier of two and one-half months after the end of the fiscal year in which termination occurred or death.

(4)	Executive incentives for Mr. Dunn is equal to two times the amount of insurance premiums and financial planning credited to him for the year 2006.

(5)	The payments relating to stock options represent the value of unvested stock options as of December 31, 2006, calculated by multiplying the number of unvested options by the difference between the exercise price of those options and the closing market price of our common stock on December 29, 2006. The payments relating to restricted stock represent the value of unvested restricted stock as of December 31, 2006, calculated by multiplying the number of unvested shares of restricted stock as of December 31, 2006 by the closing market price of our common stock on December 29, 2006.

(6)	Represents any health, dental and vision insurance coverage provided at the time of termination of employment for a period of 24 months for Mr. Dunn. The value is based upon the type of insurance coverage we carried for each named executive officer as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006.

(7)	Represents maximum amount reimbursable for legal expenses in connection with enforcement of the Change-in-Control Agreement in the event of a dispute following a Change-in-Control.

(8)	Upon a Change-in-Control of CVG, the named executive officer may be subject to certain excise taxes pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended. We have agreed to reimburse each named executive officer for all excise taxes that are imposed on the executive under Section 4999 and any income and excise taxes that are payable by the executive as a result of any reimbursements for Section 4999 excise taxes. The calculation of the 4999 gross-up amount in the above table is based upon a 4999 excise tax rate of 20%, a 35% federal income tax rate, a 1.45% Medicare tax rate, a 5.75% state income tax rate and a 2% local tax rate.

CHAD M. UTRUP

						Change-in-
						Control and
			Involuntary		Involuntary	Termination
Executive Payments	Voluntary	Early / Normal	not for Cause		for Cause	within Thirteen
Upon Termination	Termination	Retirement	Termination		Termination	Months		Death	Disability

Severance Payments	—	—	305,000	(1)	—	152,500	(2)	—	—
Salary Termination Benefit(3)	—	—	—		—	456,971		—	—
Executive Incentives(4)	—	—	—		—	25,124		—	—
Stock Options (Unvested and Accelerated)(5)	—	—	—		—	119,200		119,200	119,200
Restricted Stock (Unvested and Accelerated)(5)	—	555,900	—		—	555,900		555,900	555,900
Benefit Continuation(6)	—	—	—		—	12,873		—	—
Legal Counsel Representation(7)	—	—	—		—	50,000		—	—
Excise Tax and Gross-up(8)	—	—	—		—	—		—	—

(1)	Represents Mr. Utrup’s base salary for an additional 12 months if Mr. Utrup’s employment is terminated without “Cause.”

(2)	Represents earned but unpaid portion of incentive compensation under the 2006 Bonus Plan, assuming that the target bonus is earned. The target bonus, rather than the actual bonus, is presented because the actual bonus amounts would not have been determined as of December 31, 2006. The unpaid earned compensation is payable within 15 days after termination of employment.

(3)	The salary termination benefit for Mr. Utrup is equal to the amount of his current annual compensation, which is defined as the total of the base salary in effect at the time of termination, plus the average annual performance incentive award actually received by the executive over the last three fiscal years. The current annual compensation does not include the value of any stock options granted or exercised, restricted stock awards granted or vested, or contributions to 401(k) or other qualified plans. One-half of the salary termination benefit is payable as a lump sum payment within 30 days of termination and one-half of the salary termination benefit is payable as severance pay in equal monthly payments commencing 30 days after termination of employment and ending on the date that is the earlier of two and one-half months after the end of the fiscal year in which termination occurred or death.

(4)	Executive incentives for Mr. Utrup reflect the amount of insurance premiums and financial planning fees credited to him for 2006.

(5)	The payments relating to stock options represent the value of unvested stock options as of December 31, 2006, calculated by multiplying the number of unvested options by the difference between the exercise price of those options and the closing market price of our common stock on December 29, 2006. The payments relating to restricted stock represent the value of unvested restricted stock as of December 31, 2006, calculated by multiplying the number of unvested shares of restricted stock as of December 31, 2006 by the closing market price of our common stock on December 29, 2006.

(6)	Represents any health, dental and vision insurance coverage provided at the time of termination of employment for a period of 12 months for Mr. Utrup. The value is based upon the type of insurance coverage we carried for each named executive officer as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006.

(7)	Represents maximum amount reimbursable for legal expenses in connection with enforcement of the Change-in-Control Agreement in the event of a dispute following a Change-in-Control.

(8)	Upon a Change-in-Control of CVG, the named executive officer may be subject to certain excise taxes pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended. We have agreed to reimburse each named executive officer for all excise taxes that are imposed on the executive under Section 4999 and any income and excise taxes that are payable by the executive as a result of any reimbursements for Section 4999 excise taxes. Based on the amounts shown in the “Change-in-Control and Termination within Thirteen Months” column, Mr. Utrup would not have an excise tax liability.

GERALD L. ARMSTRONG

						Change-in-
						Control and
			Involuntary		Involuntary	Termination
Executive Payments	Voluntary	Early / Normal	not for Cause		for Cause	within Thirteen
Upon Termination	Termination	Retirement	Termination		Termination	Months		Death	Disability

Severance Payments	—	—	320,000	(1)	—	160,000	(2)	—	—
Salary Termination Benefit(3)	—	—	—		—	478,078		—	—
Executive Incentives(4)	—	—	—		—	4,044		—	—
Stock Options (Unvested and Accelerated)(5)	—	—	—		—	119,200		119,200	119,200
Restricted Stock (Unvested and Accelerated)(5)	—	555,900	—		—	555,900		555,900	555,900
Benefit Continuation(6)	—	—	—		—	12,616		—	—
Legal Counsel Representation(7)	—	—	—		—	50,000		—	—
Excise Tax and Gross-up(8)	—	—	—		—	—		—	—

(1)	Represents Mr. Armstrong’s base salary for an additional 12 months if Mr. Armstrong’s employment is terminated without “Cause.”

(2)	Represents earned but unpaid portion of incentive compensation under the 2006 Bonus Plan, assuming that the target bonus is earned. The target bonus, rather than the actual bonus, is presented because the actual bonus amounts would not have been determined as of December 31, 2006. The unpaid earned compensation is payable within 15 days after termination of employment.

(3)	The salary termination benefit for Mr. Armstrong is equal to the amount of his current annual compensation, which is defined as the total of the base salary in effect at the time of termination, plus the average annual performance incentive award actually received by the executive over the last three fiscal years. The current annual compensation does not include the value of any stock options granted or exercised, restricted stock awards granted or vested, or contributions to 401(k) or other qualified plans. One-half of the salary termination benefit is payable as a lump sum payment within 30 days of termination and one-half of the salary termination benefit is payable as severance pay in equal monthly payments commencing 30 days after termination of employment and ending on the date that is the earlier of two and one-half months after the end of the fiscal year in which termination occurred or death.

(4)	Executive incentives for Mr. Armstrong reflect the amount of insurance premiums and financial planning credited to him for 2006.

(5)	The payments relating to stock options represent the value of unvested stock options as of December 31, 2006, calculated by multiplying the number of unvested options by the difference between the exercise price of those options and the closing market price of our common stock on December 29, 2006. The payments relating to restricted stock represent the value of unvested restricted stock as of December 31, 2006, calculated by multiplying the number of unvested shares of restricted stock as of December 31, 2006 by the closing market price of our common stock on December 29, 2006.

(6)	Represents any health, dental and vision insurance coverage provided at the time of termination of employment for a period of 12 months for Mr. Armstrong. The value is based upon the type of insurance coverage we carried for each named executive officer as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006.

(7)	Represents maximum amount reimbursable for legal expenses in connection with enforcement of the Change-in-Control Agreement in the event of a dispute following a Change-in-Control.

(8)	Upon a Change-in-Control of CVG, the named executive officer may be subject to certain excise taxes pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended. We have agreed to reimburse each named executive officer for all excise taxes that are imposed on the executive under Section 4999 and any income and excise taxes that are payable by the executive as a result of any reimbursements for Section 4999 excise taxes. Based on the amounts shown in the “Change-in-Control and Termination within Thirteen Months” column, Mr. Armstrong would not have an excise tax liability.

W. GORDON BOYD

Change-in-
Control and
			Involuntary	Involuntary	Termination
Executive Payments	Voluntary	Early / Normal	not for Cause	for Cause	within Thirteen
Upon Termination	Termination	Retirement	Termination	Termination	Months(1)	Death	Disability

Severance Payments	—	—	—	—	—	—	—
Salary Termination Benefit	—	—	—	—	—	—	—
Executive Incentives	—	—	—	—	—	—	—
Stock Options (Unvested and Accelerated)	—	—	—	—	—	—	—
Restricted Stock (Unvested and Accelerated)	—	472,319	—	—	—	472,319	472,319
Benefit Continuation	—	—	—	—	—	—	—
Legal Counsel Representation	—	—	—	—	—	—	—
Excise Tax and Gross-up	—	—	—	—	—	—	—

(1)	Mr. Boyd does not have a Change-in-Control Agreement in place. Upon retirement, death or disability, all unvested restricted stock vests immediately. The payments relating to restricted stock represent the value of unvested restricted stock as of December 31, 2006, calculated by multiplying the number of unvested shares as of December 31, 2006, by the closing price of our common stock on December 29, 2006.

JAMES F. WILLIAMS

						Change-in-
						Control and
			Involuntary		Involuntary	Termination
Executive Payments	Voluntary	Early / Normal	not for Cause		for Cause	within Thirteen
Upon Termination	Termination	Retirement	Termination		Termination	Months		Death	Disability

Severance Payments	—	—	230,000	(1)	—	115,000	(2)	—	—
Salary Termination Benefit(3)	—	—	—		—	341,671		—	—
Executive Incentives(4)	—	—	—		—	31,798		—	—
Stock Options (Unvested and Accelerated)(5)	—	—	—		—	59,600		59,600	59,600
Restricted Stock (Unvested and Accelerated)(5)	—	363,319	—		—	363,319		363,319	363,319
Benefit Continuation(6)	—	—	—		—	7,942		—	—
Legal Counsel Representation(7)	—	—	—		—	50,000		—	—
Excise Tax and Gross-up(8)	—	—	—		—	—		—	—

(1)	Represents Mr. Williams’ base salary for an additional 12 months if Mr. Williams’ employment is terminated without “Cause.”

(2)	Represents earned but unpaid portion of incentive compensation under the 2006 Bonus Plan, assuming that the target bonus is earned. The target bonus, rather than the actual bonus, is presented because the actual bonus amounts would not have been determined as of December 31, 2006. The unpaid earned compensation is payable within 15 days after termination of employment.

(3)	The salary termination benefit for Mr. Williams is equal to the amount of his current annual compensation, which is defined as the total of the base salary in effect at the time of termination, plus the average annual performance incentive award actually received by the executive over the last three fiscal years. The current annual compensation does not include the value of any stock options granted or exercised, restricted stock awards granted or vested, or contributions to 401(k) or other qualified plans. One-half of the salary termination benefit is payable as a lump sum payment within 30 days of termination and one-half of the salary termination benefit is payable as severance pay in equal monthly payments commencing 30 days after termination of employment and ending on the date that is the earlier of two and one-half months after the end of the fiscal year in which termination occurred or death.

(4)	Executive incentives for Mr. Williams reflect the amount of insurance premiums and financial planning credited to him for 2006.

(5)	The payments relating to stock options represent the value of unvested stock options as of December 31, 2006, calculated by multiplying the number of unvested options by the difference between the exercise price of those options and the closing market price of our common stock on December 29, 2006. The payments relating to restricted stock represent the value of unvested restricted stock as of December 31, 2006, calculated by multiplying the number of unvested shares of restricted stock as of December 31, 2006 by the closing market price of our common stock on December 29, 2006.

(6)	Represents any health, dental and vision insurance coverage provided at the time of termination of employment for a period of 12 months for Mr. Williams. The value is based upon the type of insurance coverage we carried for each named executive officer as of December 31, 2006 and is valued at the premiums in effect on December 31, 2006.

(7)	Represents maximum amount reimbursable for legal expenses in connection with enforcement of the Change-in-Control Agreement in the event of a dispute following a Change-in-Control.

(8)	Upon a Change-in-Control of CVG, the named executive officer may be subject to certain excise taxes pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended. We have agreed to reimburse each named executive officer for all excise taxes that are imposed on the executive under Section 4999 and any income and excise taxes that are payable by the executive as a result of any reimbursements for Section 4999 excise taxes. Based on the amounts shown in the “Change-in-Control and Termination within Thirteen Months” column, Mr. Williams would not have an excise tax liability.

The Company is obligated to pay the following pursuant to the named executive officers’ Change-in-Control Agreements:

Terminations due to death, disability, for “Cause” or voluntary termination — the named executive officer will receive the earned but unpaid portion of the base salary through the termination date.

For terminations by the Company without “Cause” prior to a Change-in-Control — the named executive officer will receive the earned but unpaid portion of base salary through the termination date plus base salary for an additional 24 months for Mr. Dunn and 12 months for Messrs. Utrup, Armstrong or Williams.

For without “Cause” or “Good Reason” terminations occurring at or within 13 months of a Change-in-Control — The named executive officer will received the earned but unpaid portion of the base salary, credit for accrued but untaken vacation and the amount of any earned but unpaid bonus, incentive compensation or other fringe benefit through the date of termination. Mr. Dunn receives two times the amount of his current annual compensation, which is defined as the total of the base salary in effect at the time of termination, plus the average annual performance incentive actually received by the executive over the last three fiscal years. Mr. Dunn also receives the continuation of certain benefits as described in the table for a period of 24 months. The salary termination benefit for Messrs. Utrup, Armstrong and Williams is equal to one times the amount of their current annual compensation and certain benefits continuation for a period of 12 months.

Non-competition and non-solicitation provisions — pursuant to his Change-in-Control Agreement, Mr. Dunn has agreed not to compete with us, or solicit any of our employees, during the period in which he is employed by us and for a 24 month period thereafter. Pursuant to their Change-in-Control Agreements, each of Mr. Utrup, Armstrong and Williams has agreed not to compete with us, or solicit any of our employees, during the period in which he is employed by us and for a 12 month period thereafter.

Director Compensation

We pay non-employee directors an annual retainer of $50,000 plus $5,000 to committee chairs. We pay our chairman an annual retainer of $100,000. We also compensate our non-employee directors through grants of restricted stock or options with exercise prices equal to or greater than the fair market value of the common stock on the grant date. In November 2006, we issued to each of Messrs. Arves, Bovee, Griffin, Johnson and Snell 4,000 shares of restricted stock and 8,000 shares of restricted stock to Mr. Rued. All issuances of restricted stock vest in three equal installments beginning on October 20 of the year following their grant date and continuing for the subsequent two years. We also reimburse all directors for reasonable expenses incurred in attending Board and committee meetings.

The table below describes the compensation paid to non-employee directors. Mr. Dunn, a director of our Company, receives no compensation for serving on our Board. We also reimburse all directors for reasonable expenses incurred in attending Board and committee meetings.

2006 Director Compensation Table

					Change
					in Pension
					Value and
					Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock	Option	Incentive Plan	Compensation	All Other
	Paid in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)(2)(3)	($)(4)	($)	($)	($)	($)

Scott D. Rued	100,000	61,178	66,800	—	—	—	227,978
Scott C. Arves	50,000	30,589	—	—	—	—	80,589
David R. Bovee	55,000	30,589	—	—	—	—	85,589
Robert C. Griffin	55,000	30,589	—	—	—	—	85,589
S.A. Johnson	50,000	30,589	—	—	—	—	80,589
Richard A. Snell	55,000	30,589	—	—	—	—	85,589

(1)	Refer to Note 13 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2006 for the relevant assumptions used to determine the valuation of our stock and option awards.

(2)	Represents compensation expense recognized in 2006 for financial statement reporting purposes under SFAS No. 123(r). The grant date fair market value of each share of restricted stock awarded to our non-employee directors is $20.59 per share, based on grant date of November 6, 2006 with a three-year vesting period occurring each October 20, beginning October 20, 2007.

(3)	The following are the aggregate number of stock awards outstanding that have been granted to each of our non-employee directors as of December 31, 2006: Mr. Rued: 13,333; Mr. Arves: 6,666; Mr. Bovee: 6,666; Mr. Griffin: 6,666; Mr. Johnson: 6,666, and Mr. Snell: 6,666.

(4)	Represents compensation expense recognized in 2006 for financial statement reporting purposes under SFAS No. 123(r). CVG has compensated non-employee directors through stock options in the past. All grants have an exercise price equal to or greater than the fair market value of the common stock on the grant date. Mr. Rued had an aggregate number of 60,000 options as of December 31, 2006. No other directors had outstanding options as of December 31, 2006.

Options to purchase common shares of our common stock have been granted to certain of our executives and key employees under our amended and restated equity incentive plan and our management stock option plan. The following table summarizes the number of stock options granted and shares of restricted stock awarded and issued, net of forfeitures and exercises, the weighted-average exercise price of such stock options and the number of securities remaining to be issued under all outstanding equity compensation plans as of December 31, 2006:

Equity Compensation Plan Table

	Number of
	Securities to be
	Issued upon	Weighted-Average
	Exercise of	Exercise Price of	Number of Securities
	Outstanding	Outstanding	Remaining Available for
	Options, Warrants	Options, Warrants	Future Issuance Under
	and Rights(1)	and Rights	Equity Compensation Plans

Equity compensation plans approved by security holders:
Amended and Restated Equity Incentive Plan
Stock Options	515,850	$15.84		(3)
Restricted Stock(2)	309,274	—		(3)
Management Stock Option Plan	303,308	$5.54	—
Equity compensation plans not approved by stockholders	—	—	—

Total	1,128,432	$12.03	101,283

(1)	In connection with our merger with Trim Systems, Inc., options to purchase shares of Trim Systems, Inc.’s common stock were converted into options to purchase shares of our common stock. Of these, options to purchase an aggregate of 28,951 shares at a weighted-average exercise price of $9.43 per share were outstanding at December 31, 2006. These options are not included in the table.

(2)	207,700 shares of restricted stock were issued during 2006 under our Amended and Restated Equity Incentive Plan. These shares of restricted stock vest in three equal annual installments commencing on October 20, 2007.

(3)	101,283 shares are available for future issuance under our Amended and Restated Equity Incentive Plan.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Compensation Committee. No interlocking relationship exists between our Board of Directors or the Compensation Committee of any other company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our management monitors related party transactions for potential conflicts of interest situations on an ongoing basis. Although we have not historically had formal policies and procedures regarding the review and approval of related party transactions, these transactions are generally reviewed and approved by the Board of Directors. Under the NASDAQ marketplace rules, we are required to conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis, and all such transactions must be approved by our Audit Committee or another independent body of the Board of Directors. In accordance with the charter of the Audit Committee, the Audit Committee must review and approve all related party transactions. Our Code of Ethics provides that no director or executive officer may represent the interests of any party other than us (including personal interests) in any material transaction in which we and another party are involved.

Registration Agreement

Certain of our existing stockholders, including certain of our current and former principal stockholders, are party to a registration agreement. This agreement confers upon the parties thereto, who hold the majority of such stockholders’ shares of our common stock, the right to request up to five registrations of all or any part of their common stock on Form S-1 or any similar long-form registration statement or, if available, an unlimited number of registrations on Form S-2 or S-3 or any similar short-form registration statement, each at our expense.

In the event that the holders of these securities make such a demand registration request, all other parties to the registration agreement will be entitled to participate in such registration, subject to certain limitations. The registration agreement also grants to the parties thereto piggyback registration rights with respect to all other registrations by us and provides that we will pay all expenses related to such piggyback registrations.

Advisory Agreement with Hidden Creek Partners

On January 31, 2005, we entered into an advisory agreement with Hidden Creek Partners, LLC (“HCP”), pursuant to which HCP agreed to assist us in financing activities, strategic initiatives and acquisitions in exchange for an annual fee. In addition, we agreed to pay HCP a transaction fee for services rendered that relate to transactions we may enter into from time to time, in an amount that is negotiated between our Chief Executive Officer or Chief Financial Officer and approved by our Board of Directors. All of the principals of HCP are employees and managing directors of Thayer Capital. Scott D. Rued, our Chairman, is a managing partner of Thayer Capital and Richard Snell, a member of our Board of Directors and its Compensation Committee Chairman, is an operating partner of Thayer Capital. Thayer Capital, Scott D, Rued and Richard A. Snell are not a party to, and have no direct or indirect financial interest in the advisory agreement between us and HCP. For the year ended December 31, 2006, we made payments under these arrangements of approximately $0.3 million. This agreement was approved by our Board in 2005 and renewed in 2006.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based on a review of such reports, we believe that during our last fiscal year, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not be deemed filed under the Acts.

The Audit Committee is composed of three directors appointed by the Board, all of whom are independent under applicable NASDAQ marketplace rules. The Audit Committee operates under a written charter adopted by the Board in August 2004, a copy of which is posted on our website at www.cvgrp.com. The Audit Committee recommends to the Board of Directors the selection of the Company’s independent registered public accounting firm.

Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process, and compliance with the Company’s legal and ethics programs. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuance of a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board.

In this context, the Audit Committee has met and held discussions separately and jointly with each of management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

In connection with new standards for independence of the Company’s independent registered public accounting firm promulgated by the SEC, during the Company’s 2006 fiscal year, the Audit Committee considered in advance of the provision of any non-audit services by the Company’s independent registered public accounting firm whether the provision of such services is compatible with maintaining such independence.

The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, its review of the representations of management and the report of the independent registered public accounting firm, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Scott C. Arves
David R. Bovee (Chairman)
Robert C. Griffin

SUBMISSION OF STOCKHOLDERS’ PROPOSALS AND ADDITIONAL INFORMATION

Proposals of stockholders intended to be eligible for inclusion in our proxy statement and proxy card relating to our 2008 annual meeting of stockholders must be received by us on or before the close of business December 26, 2007. Such proposals should be submitted by certified mail, return receipt requested.

The by-laws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to our Chief Financial Officer not less than 90 days prior to the first anniversary of the previous year’s annual meeting (provided that in the event that the annual meeting is scheduled to be held on a date more than 30 days prior to, or delayed by more than 60 days after such anniversary date, notice by the stockholder in order to be timely must be received not later than the later of the close of business 90 days prior to such annual meeting or the tenth day following the public announcement of such meeting) and that such notice must meet certain other requirements, including (a) with respect to director nominees, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) the stockholder’s name and record address, the class or series and number of shares of capital stock which are owned beneficially or of record by such stockholder, a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such stockholder, a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and any other information relating to such stockholder that would be required to be disclosed in a proxy statement in connection with solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. As a result, Stockholders who intend to present a proposal at the 2008 annual meeting without inclusion of such proposal in our proxy materials are required to provide notice of such proposal no later than February 22, 2008 (assuming the date of next year’s annual meeting is not more than 30 days prior to, or more than 60 days after, the anniversary of this year’s annual meeting). Our proxy related to the 2008 annual meeting will give discretionary voting authority to the proxy holders to vote with respect to any such proposal that is received by us after such date or any proposal received prior to that date if we advise stockholders in our 2008 proxy statement about the nature of the matter and how management intends to vote on such matter. Any stockholder interested in making such a nomination or proposal should request a copy of the by-laws from the Chief Financial Officer of CVG.

We will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed with the Commission, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to Chad M. Utrup, Chief Financial Officer, Commercial Vehicle Group, Inc., 6530 West Campus Oval, New Albany, Ohio 43054. Our Annual Report on Form 10-K can also be downloaded without charge from our website at www.cvgrp.com.

OTHER MATTERS

We will bear the costs of soliciting proxies from our stockholders. In addition to the use of the mail, our directors, officers and employees may solicit proxies by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

The directors know of no other matters which are likely to be brought before the annual meeting, but if any such matters properly come before the meeting the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Chad M. Utrup
Chief Financial Officer

April 24, 2007

IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

APPENDIX A

COMMERCIAL VEHICLE GROUP, INC.

SECOND AMENDED AND RESTATED
EQUITY INCENTIVE PLAN

1.	Purpose.

This plan shall be known as the Commercial Vehicle Group, Inc. Second Amended and Restated Equity Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of Commercial Vehicle Group, Inc. (the “Company”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants of incentive or non-qualified stock options, stock appreciation rights (“SARs”), restricted stock units, restricted stock, performance awards or any combination of the foregoing may be made under the Plan.

2.	Definitions.

(a)	“Board of Directors” and “Board” mean the board of directors of the Company.

(b)	“Cause” shall, with respect to any participant, have the equivalent meaning as the term “cause” or “for cause” in any employment, consulting, or independent contractor’s agreement between the participant and the Company or any Subsidiary, or in the absence of such an agreement that contains such a defined term, shall mean the occurrence of one or more of the following events:

(i)	Conviction of any felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary; or

(ii)	Deliberate or reckless conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, monetary or otherwise, or any other serious misconduct of such a nature that the participant’s continued relationship with the Company or a Subsidiary may reasonably be expected to adversely affect the business or properties of the Company or any Subsidiary; or

(iii)	Willful refusal to perform or reckless disregard of duties properly assigned, as determined by the Company; or

(iv)	Breach of duty of loyalty to the Company or a Subsidiary or other act of fraud or dishonesty with respect to the Company or a Subsidiary.

For purposes of this Section 2(b), any good faith determination of “Cause” made by the Committee shall be binding and conclusive on all interested parties.

(c)	“Change in Control” means the occurrence of one of the following events:

(i)	if any “person” or “group” as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, other than an Exempt Person, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing more than 50% of either the then outstanding shares or the combined voting power of the then outstanding securities of the Company; or

(ii)	during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company’s stockholders was approved by at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)	the consummation of a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iv)	the consummation of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets, other than a sale to an Exempt Person.

(d)	“Code” means the Internal Revenue Code of 1986, as amended.

(e)	“Committee” means the Compensation Committee of the Board, which shall consist solely of two or more members of the Board, and each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, unless administration of the Plan by “outside directors” is not then required in order to qualify for tax deductibility under Section 162(m) of the Code, and (iii) independent, as defined by the rules of the Nasdaq Stock Market or any national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(f)	“Common Stock” means the Common Stock, par value $.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

(g)	“Competition” is deemed to occur if a person whose employment with the Company or its Subsidiaries has terminated obtains a position as a full-time or part-time employee of, as a member of the board of directors of, or as a consultant or advisor with or to, or acquires an ownership interest in excess of 2% of, a corporation, partnership, firm or other entity that engages, in any state in which the Company or any Subsidiary is doing business at the time of such person’s termination of employment, in any business which competes with any product or service of the Company or any Subsidiary.

(h)	“Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or any agreement between the eligible participant and the Company as otherwise determined by the Committee.

(i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)	“Exempt Person” means (i) Onex Corporation, (ii) any person, entity or group controlled by or under common control with any party included in clause (i), or (iii) any employee benefit plan of the Company or any Subsidiary, or a trustee or other administrator or fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary.

(k)	“Family Member” has the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto.

(l)	“Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange on which the Common Stock is then listed for trading (including for this purpose the Nasdaq Stock Market) (the “Market”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

(m)	“Good Reason” shall, with respect to any participant, have the equivalent meaning as the term “good reason” or “for good reason” in any employment, consulting, or independent contractor’s agreement between the participant and the Company or any Subsidiary, or in the absence of such an agreement that contains such a defined term, shall mean (i) the assignment to the participant of any duties materially inconsistent with the participant’s duties or responsibilities as assigned by the Company (or a Subsidiary), or any other action by the Company (or a Subsidiary) which results in a material diminution in such duties or responsibilities, excluding for this purpose any isolated, insubstantial and inadvertent actions not taken in bad faith and which are remedied by the Company (or a Subsidiary) promptly after receipt of notice thereof given by the participant; (ii) any material failure by the Company (or a Subsidiary) to make any payment of compensation or pay any benefits to the participant that have been agreed upon between the Company (or a Subsidiary) and the participant in writing, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Subsidiary) promptly after receipt of notice thereof given by the participant; or (iii) the Company’s (or Subsidiary’s) requiring the participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of award, except for travel reasonably required in the performance of the participant’s responsibilities.

(n)	“Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

(o)	“Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and any successor thereto.

(p)	“Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

(q)	“Other Company Securities” mean securities of the Company other than Common Stock, which may include, without limitation, unbundled stock units or components thereof, debentures, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

(r)	“Performance Award” means a right, granted to a participant under Section 12 hereof, to receive awards based upon performance criteria specified by the Committee.

(s)	“Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee.

(t)	“Share” means a share of Common Stock that may be issued pursuant to the Plan.

(u)	“Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

3.	Administration.

The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such grants will be made, (iii) certify that the conditions and restrictions applicable to any grant have been met, (iv) modify the terms of grants made under the Plan, (v) interpret the Plan and grants made thereunder, (vi) make any adjustments necessary or desirable in connection with grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Plan shall not be required to establish any special or separate fund or make any other segregation of assets to assume the payment of any award under the Plan, and rights to the payment of such awards shall be no greater than the rights of the Company’s general creditors.

4.	Shares Available for the Plan; Limit on Awards.

Subject to adjustments as provided in Section 19, the number of Shares that may be issued pursuant to the Plan as awards shall not exceed 2,000,000 in the aggregate. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. If any grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the grant or the taxes payable with respect to the exercise, then such unpurchased, forfeited, tendered or withheld Shares shall thereafter be available for further grants under the Plan.

Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 21 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the options) for new options containing terms (including exercise prices) more (or less) favorable than the outstanding options.

In any one calendar year, the Committee shall not grant to any one participant awards to purchase or acquire a number of Shares in excess of twenty percent (20%) of the total number of Shares authorized under the Plan pursuant to this Section 4.

5.	Participation.

Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of or in the performance of services for the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any award under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Incentive Stock Options or Non-qualified Stock Options, SARs, restricted stock units, restricted stock awards, performance awards, or any combination thereof, may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further grant of that or any other type to such participant in that year or subsequent years.

6.	Incentive and Non-qualified Options and SARs.

The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

(a)	Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall be established by the Committee, except that the exercise price may not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, and in the case of the grant of any Incentive Stock Option to an employee who, at the time of the grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

(b)	Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options’ exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv), if the Shares are traded on an established securities market at the time of exercise, by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised, or (v) by any combination of the foregoing.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, (A) only a whole number of Share(s) (and not fractional Shares) may be withheld in payment and (B) such grantee must present evidence acceptable to the Company that he or she has owned a number of shares of Common Stock at least equal to the number of Shares to be withheld in payment of the exercise price (and that such owned shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

(c)	Terms of Options. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than ten years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

(d)	Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

(e)	Termination.

(i)	Death or Disability. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain so for a period of 180 days from the date of such death or Disability, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 180-day period unless he or she received written consent to do so from the Board or the Committee. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within 90 days after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(ii)	Retirement. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs may become fully vested and exercisable in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

(iii)	Discharge for Cause. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

(iv)	Other Termination. Except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

(f)	Options Exercisable for Restricted Stock. The Committee shall have the discretion to grant options which are exercisable for Shares of restricted stock. Should the participant cease to be a director, officer or employee of, or to perform other services for, the Company or any Subsidiary while holding such Shares of restricted stock, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those Shares of restricted stock. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee and set forth in the document evidencing such repurchase right.

7.	Stock Appreciation Rights.

The Committee shall have the authority to grant SARs under this Plan. SARs shall be subject to such terms and conditions as the Committee may specify; provided that the exercise price of an SAR may never be less than the fair market value of the Shares subject to the SAR on the date the SAR is granted.

Prior to the exercise of the SAR and delivery of the cash and/or Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to (A) the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR multiplied by (B) the number of Shares as to which the SAR is exercised. The Committee shall decide whether such distribution shall be in cash or in Shares having a Fair Market Value equal to such amount. Upon distribution, the full number of Shares covered by the SAR, rather than the actual number of Shares distributed, will be counted as issued under the Plan for purposes of the limit on awards set forth in Section 4 above.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR.

8.	Restricted Stock.

The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 8), and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the grant.

The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within ten days of the date of grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

At such time as a participant ceases to be a director, officer, or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all restrictions on Shares granted to such participant shall lapse. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise performing services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

9.	Restricted Stock Units; Deferred Stock Units.

The Committee may at any time and from time to time grant restricted stock units under the Plan to such participants and in such amounts as it determines. Each grant of restricted stock units shall specify the applicable restrictions on such units, the duration of such restrictions (which shall be at least six months except as otherwise determined by the Committee or provided in the third paragraph of this Section 9), and the time or times at which such restrictions shall lapse with respect to all or a specified number of units that are part of the grant.

Each restricted stock unit shall be equivalent in value to one share of Common Stock and shall entitle the participant to receive one Share from the Company at the end of the vesting period (the “Vesting Period”) of the applicable restricted stock unit, unless the participant elects in a timely fashion, as provided below, to defer the receipt of such Shares with respect to the restricted stock units. The Committee may require the payment by the participant of a specified purchase price in connection with any restricted stock unit award.

Except as otherwise provided by the Committee, during the Vesting Period the participant shall not have any rights as a shareholder of the Company; provided that the participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each restricted stock unit at the end of the Vesting Period, unless the participant elects in a timely fashion, as provided below, to defer the receipt of the Shares with respect to the restricted stock units, in which case such accumulated dividends or distributions shall be paid by the Company to the participant at such time as the payment of the Shares with respect to the deferred stock units.

Except as otherwise provided by the Committee, immediately prior to a Change in Control or at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and any of its Subsidiaries due to death, Disability or Retirement during any Vesting Period, all restrictions on restricted stock units granted to such participant shall lapse and the participant shall be then entitled to receive payment in Shares with respect to the applicable restricted stock units. At such time as a participant ceases to be a director, officer or employee of, or otherwise performing services for, the Company and any of its Subsidiaries for any other reason, all restricted stock units granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company.

A participant may elect by written notice to the Company, which notice must be made before the later of (i) the close of the tax year preceding the year in which the restricted stock units are granted or (ii) 30 days of first becoming eligible to participate in the Plan (or, if earlier, the last day of the tax year in which the participant first becomes eligible to participate in the plan) and on or prior to the date the restricted stock units are granted, to defer the receipt of all or a portion of the Shares due with respect to the vesting of such restricted stock units; provided that the Committee may impose such additional restrictions with respect to the time at which a participant may elect to defer receipt of Shares subject to the deferral election, and any other terms with respect to a grant of restricted stock units to the extent the Committee deems necessary to enable the participant to defer recognition of income with respect to such units until the Shares underlying such units are issued or distributed to the participant. Upon such deferral, the restricted stock units so deferred shall be converted into deferred stock units. Except as provided below, delivery of Shares with respect to deferred stock units shall be made at the end of the deferral period set forth in the participant’s deferral election notice (the “Deferral Period”). Deferral Periods shall be no less than one year after the vesting date of the applicable restricted stock units.

Except as otherwise provided by the Committee, during such Deferral Period the participant shall not have any rights as a shareholder of the Company; provided that, the participant shall have the right to receive accumulated dividends or distributions with respect to the corresponding number of shares of Common Stock underlying each deferred stock unit at the end of the Deferral Period.

Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to his or her death prior to the end of the Deferral Period, the participant shall receive payment in Shares in respect of such participant’s deferred stock units which would have matured or been earned at the end of such Deferral Period as if the applicable Deferral Period had ended as of the date of such participant’s death.

Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary upon becoming disabled (as defined under Section 409A(a)(2)(C) of the Code) or Retirement or for any other reason except termination for Cause prior to the end of the Deferral Period, the participant shall receive payment in Shares in respect of such participant’s deferred stock units at the end of the applicable Deferral Period or on such accelerated basis as the Committee may determine, to the extent permitted by regulations issued under Section 409A(a)(3) of the Code.

Except as otherwise provided by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or any Subsidiary due to termination for Cause such participant shall immediately forfeit any deferred stock units which would have matured or been earned at the end of the applicable Deferral Period.

Except as otherwise provided by the Committee, in the event of a Change in Control that also constitutes a “change in the ownership or effective control of” the Company, or a “change in the ownership of a substantial portion of the assets” of the Company (in each case as determined under IRS Notice 2005-1, as amended or supplemented from time to time, or regulations issued pursuant to Section 409A(a)(2)(A)(v) of the Code), a participant shall receive payment in Shares in respect of such participant’s deferred stock units which would have matured or been earned at the end of the applicable Deferral Period as if such Deferral Period had ended immediately prior to the Change in Control; provided, however, that if an event that constitutes a Change in Control hereunder does not constitute a “change in control” under Section 409A of the Code (or the regulations promulgated thereunder), no payments with respect to the deferred stock units shall be made under this paragraph to the extent such payments would constitute an impermissible acceleration under Section 409A of the Code.

10.	Dividend Equivalents.

The Committee is authorized to grant dividend equivalents to a participant entitling the participant to receive cash, Shares, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock of the Company, or other periodic payments. Dividend equivalents may be awarded on a free-standing basis or in connection with another award. The Committee may provide that dividend equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional shares of Common Stock of the Company, awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

11.	Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to participants such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock of the Company, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and awards valued by reference to the book value of Shares or the value of securities of or the performance of specified Subsidiaries. The Committee shall determine the terms and conditions of such awards. Shares delivered pursuant to an award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration (including without limitation loans from the Company or a Subsidiary to the extent permissible under the Sarbanes Oxley Act of 2002 and other applicable law), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other awards or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other award under the Plan, may also be granted pursuant to this Section 11.

12.	Performance Awards.

The Committee is authorized to make Performance Awards payable in cash, Shares, or other awards, on terms and conditions established by the Committee, subject to the provisions of this Section 12.

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, or such other personal or business goals and objectives, as the Committee shall determine. The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one participant or to different participants.

Achievement of performance goals in respect of such Performance Awards shall be measured over any performance period determined by the Committee. During the performance period, the Committee shall have the authority to adjust the performance goals and objectives for such performance period for such reasons as it deems equitable. A performance award shall be paid no later than two and one-half months after the last day of the tax year in which a performance period is completed.

The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals during the given performance period, as specified by the Committee. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

Settlement of Performance Awards shall be in cash, Shares, other awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of the participant’s employment or service prior to the end of a performance period or settlement of Performance Awards.

13.	Change in Control.

Unless otherwise determined by the Committee, if there is a Change in Control of the Company and a participant’s employment or service as a director, officer, or employee of the Company or a Subsidiary, is terminated (1) by the Company without Cause, (2) by reason of the participant’s death, Disability, or Retirement, or (3) by the participant for Good Reason, within twelve months after such Change in Control:

(i)	any award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, and shall remain so for up to 180 days after the date of termination (but in no event after the expiration date of the award), subject to applicable restrictions;

(ii)	any restrictions, deferral of settlement, and forfeiture conditions applicable to any other award granted under the Plan shall lapse and such awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the participant, and subject to applicable restrictions; and

(iii)	with respect to any outstanding Performance Award, the Committee may, within its discretion, deem the performance goals and other conditions relating to the Performance Award as having been met as of the date of the Change in Control. Such performance award shall be paid no later than two and one-half months after the last day of the tax year in which such Change of Control occurred (or in the event that such Change in Control causes the tax year to end, no later than two and one-half months after the closing of such Change in Control).

Notwithstanding the foregoing, or any other provision of this Plan to the contrary, in connection with any transaction of the type specified by clause (iii) of the definition of a Change in Control in Section 2(c), the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash and/or securities or other property in the Committee’s discretion.

14.	Withholding Taxes.

(a)	Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 14(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

(b)	Company Requirement. The Company may require, as a condition to any grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 14(a) or this Section 14(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

15.	Written Agreement; Vesting.

Each employee to whom a grant is made under the Plan shall enter into a written agreement with the Company that shall contain such provisions, including without limitation vesting requirements, consistent with the provisions of the Plan, as may be approved by the Committee. Unless the Committee determines otherwise and except as otherwise provided in Sections 6, 7, and 8 in connection with a Change in Control or certain occurrences of termination, no grant under this Plan may be exercised, and no restrictions relating thereto may lapse, within six months of the date such grant is made.

16.	Transferability.

Unless the Committee determines otherwise, no award granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution or to a participant’s Family Member by gift or a qualified domestic relations order as defined by the Code. No award granted under the Plan shall be transferable by a participant for consideration. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her Family Member if such person has acquired the option, SAR or performance award by gift or qualified domestic relations order; by the executor or administrator of the estate of any of the foregoing or any person to whom the Option is transferred by will or the laws of descent and distribution; or by the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any Family Member, guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan shall in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 16, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan as and to the same extent as the applicable original grantee.

17.	Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award, restricted stock unit, or restricted stock grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

18.	Transfers Between Company and Subsidiaries.

The transfer of an employee, consultant or independent contractor from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment or services; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

19.	Adjustments.

In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by grants previously made under the Plan, and in the exercise price of outstanding options and SARs; provided, however, that the Committee shall not be required to make any adjustment that would (i) require the inclusion of any compensation deferred pursuant to provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code and the regulations issued thereunder from time to time and/or (ii) cause any award made pursuant to the Plan to be treated as providing for the deferral of compensation pursuant to such Code section and regulations. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding awards that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) canceled in exchange for payment of cash or other property determined by the Committee to be equal to the intrinsic value of such awards at the time of the Change in Control (but, with respect to deferred stock units, only if such merger, consolidation, other reorganization, or Change in Control constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, as determined pursuant to regulations issued under Section 409A(a)(2)(A)(v) of the Code) or (b) assumed by the surviving or continuing corporation.

20.	Amendment and Termination of the Plan.

The Board of Directors or the Committee, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

Notwithstanding any other provisions of the Plan, and in addition to the powers of amendment set forth in this Section 20 and Section 21 hereof or otherwise, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Committee from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant’s gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

21.	Amendment of Awards under the Plan.

The terms of any outstanding award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate, including, but not limited to, any acceleration of the date of exercise of any award and/or payments (but, with respect to deferred stock units, only to the extent permitted by regulations issued under Section 409A(a)(3) of the Code) thereunder or of the date of lapse of restrictions on Shares; provided that, except as otherwise provided in Section 16, no such amendment shall adversely affect in a material manner any right of a participant under the award without his or her written consent. Neither the Board nor the Committee may amend the Plan or the terms of any outstanding options or

SARs awarded under the Plan to reduce the exercise price of outstanding options or SARs without prior stockholder approval.

22.	Commencement Date; Termination Date.

The date of commencement of the Plan shall be the date of the closing of the Company’s initial public offering of its Common Stock. If required by the Code, the Plan will also be subject to reapproval by the shareholders of the Company prior to the fifth anniversary of such commencement date.

Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on the tenth anniversary of the date of commencement. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any grant of options or other incentives theretofore granted under the Plan.

23.	Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

24.	Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
		000004	000000000.000000 ext 000000000.000000 ext

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 21, 2007.
Vote by Internet • Log on to the Internet and go to www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	C0123456789	12345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all Class III nominees listed and FOR Proposals 2 and 3.
+
1. Election of Class III Directors:	For	Withhold		For	Withhold		For	Withhold

01 - Scott C. Arves	☐	☐	02 - Robert C. Griffin	☐	☐	03 - Richard A. Snell	☐	☐

		For	Against	Abstain

2.	Proposal to approve the Second Amended and Restated Equity Incentive Plan.	☐	☐	☐

3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Commercial Vehicle Group, Inc. for the fiscal year ending December 31, 2007.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

B Non-Voting Items Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

■	C 1234567890 1 U P X	J N T 0 1 2 9 5 6 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Proxy — Commercial Vehicle Group, Inc.

6530 West Campus Oval
New Albany, Ohio 43054
This Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Scott D. Rued and Mervin Dunn and each of them, the attorneys and proxies of the undersigned with full power of substitution to vote as indicated herein all the shares of common stock of Commercial Vehicle Group, Inc. held of record by the undersigned at the close of business on March 30, 2007, at the annual meeting of stockholders to be held on May 22, 2007, or any postponements or adjournments thereof, with all the powers the undersigned would possess if then and there personally present.

By returning this proxy card you are conferring upon the proxies the authority to vote in their discretion upon such other business as may properly come before the meeting or any postponement or adjournment thereof.
This proxy when properly executed will be voted on as specified by the stockholder. If no specifications are made, the proxy will be voted to elect the nominees described in Item 1 on the reverse side, FOR proposals 2 and 3, and with discretionary authority on all other matters that may properly come before the annual meeting or any postponements or adjournments thereof.
ALL STOCKHOLDERS ARE URGED TO VOTE THEIR PROXY AS EARLY AS POSSIBLE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR all Class III nominees listed and FOR Proposals 2 and 3.

1. Election of Class III Directors:	For	Withhold		For	Withhold		For	Withhold	+

01 - Scott C. Arves	☐	☐	02 - Robert C. Griffin	☐	☐	03 - Richard A. Snell	☐	☐

		For	Against	Abstain
2.	Proposal to approve the Second Amended and Restated Equity Incentive Plan.	☐	☐	☐

3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for Commercial Vehicle Group, Inc. for the fiscal year ending December 31, 2007.	☐	☐	☐

4.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/	/

■	C 1234567890 1 U P X	J N T 0 1 2 9 5 6 2	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Commercial Vehicle Group, Inc.

6530 West Campus Oval
New Albany, Ohio 43054
This Proxy Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Scott D. Rued and Mervin Dunn and each of them, the attorneys and proxies of the undersigned with full power of substitution to vote as indicated herein all the shares of common stock of Commercial Vehicle Group, Inc. held of record by the undersigned at the close of business on March 30, 2007, at the annual meeting of stockholders to be held on May 22, 2007, or any postponements or adjournments thereof, with all the powers the undersigned would possess if then and there personally present.

By returning this proxy card you are conferring upon the proxies the authority to vote in their discretion upon such other business as may properly come before the meeting or any postponement or adjournment thereof.
This proxy when properly executed will be voted on as specified by the stockholder. If no specifications are made, the proxy will be voted to elect the nominees described in Item 1 on the reverse side, FOR proposals 2 and 3, and with discretionary authority on all other matters that may properly come before the annual meeting or any postponements or adjournments thereof.
ALL STOCKHOLDERS ARE URGED TO VOTE THEIR PROXY AS EARLY AS POSSIBLE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE